SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☑Preliminary Information Statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐Definitive Information Statement

WWA GROUP, INC.

-------------------------------------------

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐  No fee required

☑Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies: Common Stock

___________________________________________________________________________________

2) Aggregate number of securities to which transaction applies: 99,000,000 (ninety-nine-million shares)

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

(Set forth the amount on which the filing is calculated and state how it was determined):   $0.032

(Average of the high and low on October 10, 2012)

___________________________________________________________________________________

4) Proposed maximum aggregate value of transaction: $2,970,000

___________________________________________________________________________________

5) Total Fee Paid: $433.00

___________________________________________________________________________________

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

___________________________________________________________________________________

2) Form, Schedule or Registration Statement No.:

___________________________________________________________________________________

3) Filing Party:

___________________________________________________________________________________

4) Dated Filed:

___________________________________________________________________________________

1

WWA GROUP, INC.

NOTICE OF ACTION BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY.

To the Stockholders of WWA Group, Inc.:

The attached  Information Statement is being furnished on or about October 20, 2012 by the Board of

Directors (the “Board”) of WWA Group, Inc., a Nevada Corporation (the “Corporation”), to the holders of record of the Corporation’s issued and outstanding common stock, par value $0.001 per share

(“Common Stock”) as of the close of business on September 15, 2012 (the “Record Date”), pursuant to

Rule 14c-2 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange

Act”) to inform Common Stock holders of record that the Board considers the following proposals (the

“Proposals”)  to be in the best interests of the Corporation and its stockholders:

(i)

approval of the acquisition Summit Digital,  Inc. as a wholly owned subsidiary pursuant to a

Share Exchange Agreement dated July 12, 2012 (the “Acquisition”); and

(ii)     approval of an amendment to the Corporation’s articles of incorporation, as amended, to increase the number of our authorized Common Stock from fifty million (50,000,000) shares,

par value $0.001 per share, to two  hundred and fifty million (250,000,000) shares, par value

$0.001, without affecting the number of issued and outstanding shares (the “Amendment”).

On July 12, 2012, the Corporation’s board of directors  unanimously approved the Proposals. Under the provisions set forth in the Nevada Revised Statutes and the Corporation’s Bylaws, the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock as of the close of business on the

Record Date is required to approve the Proposals. On September 15, 2012, in accordance with Nevada

Law, the holders of a majority of the outstanding shares of Common Stock executed a written consent approving the Proposals, which will become effective on November 12, 2012, or at least 20 days following the distribution of the attached  Information Statement. Holders of the Corporation’s Common

Stock do not have appraisal or dissenter’s rights under Nevada Law in connection with the matters approved by stockholders in the Information Statement.

This Notice of Action by Written Consent and  the accompanying Information Statement are being distributed to you, our stockholders of record, in accordance with the requirements of the Exchange Act,

the Nevada Revised Statutes and  the Corporation’s Bylaws. The close of business on September 15, 2012 is the Record Date for the determination of the registered holders of Common Stock entitled to receive the attached Information Statement with respect to the action by written consent approving the Proposals.

This Information Statement is being furnished  by the Corporation and is available on the Corporation’s website at  http://www.wwagroup.com.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

By Order of the Board of Directors

Eric Montandon

Chief Executive Officer and Director

i

700 Lavaca Street, Suite 1400

Austin, Texas  78701

T. 480 505.0700

TABLE OF CONTENTS

TO

WWA GROUP, INC.

INFORMATION STATEMENT

Exhibit A: Amendment to the Corporation’s Articles of Incorporation

WWA GROUP, INC.

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

Unless we indicate otherwise or unless the context requires otherwise, all references in this Information

Statement to “we,”“us,”“our,” or the “Corporation” are to  WWA Group, Inc, and all references to

“Summit Digital” are to Summit Digital, Inc., a private company originally formed pursuant to the laws of the State of Nevada that subsequently changed its domicile to the State of Wyoming.

INTRODUCTION

This Information Statement is being furnished  on or about October 20, 2012 by the Board of Directors

(the “Board”) of WWA Group, Inc., a Nevada corporation (the “Corporation”), to the holders of record of the Corporation’s issued and outstanding common stock, par value $0.001 per share (“Common

Stock”), as of the close of business on September 15, 2012 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Nevada

Revised Statutes (“Nevada Law”) and the Corporation’s Bylaws, to provide notice that certain of our stockholders took action as described below by written consent. The purpose of this Information

Statement is to inform holders of the Common Stock that the Board considers the following approved proposals (the “Proposals”) to be in the best interests of the Corporation and its stockholders:

(i)

approval of the acquisition Summit Digital,  Inc. as a wholly owned subsidiary pursuant to a

Share Exchange Agreement dated July 12, 2012 (the “Acquisition”); and

(ii)     approval of an amendment to the Corporation’s articles of incorporation, as amended, to increase the number of our authorized Common Stock from fifty million (50,000,000) shares,

par value $0.001 per share, to two hundred and fifty million (250,000,000) shares, par value

$0.001, without affecting the number of issued and outstanding shares (the “Amendment”).

The Corporation has authorized 50,000,000 shares of Common Stock par value $0.001 per share of which

23,841,922 were issued and outstanding as of the Record Date. Each of the outstanding shares of

Common Stock is entitled to one vote. The Proposals have been adopted by the written consent of the holders of 12,204,925 shares of Common Stock (51.2%), representing a majority in interest in the

Corporation’s outstanding Common Stock and shall be submitted to the Nevada Secretary of State on or about November 12, 2012  or at least 20 days following the distribution of this Information Statement (the

“Effective Date”).

Pursuant to Title 7, Article 78, Section 320and Article II, Section 10 of the Corporation’s bylaws, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of the stockholders.

Holders of the Corporation’s Common Stock do not have appraisal or dissenter’s rights under Nevada

Law in connection with Proposals approved by stockholders in this Information Statement.

Under applicable federal securities laws, the approved Proposals cannot be effected until at least 20 calendar days following the date on which this Information Statement has been provided to the

Corporation's stockholders. This Information Statement is being furnished by the Corporation and is available on the Corporation’s website at http://www.wwagroup.com.

The date on which this Information Statement will first be available to the stockholders is on or about

October 20, 2012. The Board has fixed the close of business on the Record Date for the determination of registered  stockholders who are entitled to receive this Information Statement.

PLEASE NOTE THAT THIS  IS NOT A REQUEST FOR YOUR VOTE OR A PROXY

STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM

YOU OF THE PROPOSALS  APPROVED BY WRITTEN CONSENT OF A MAJORITY OF THE

STOCKHOLDERS.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO  SEND US A PROXY.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE

SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF

THIS  INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS

UNLAWFUL.

QUESTIONS AND ANSWERS

Q.

Why did I receive this  Information Statement?

A.

The Exchange Act requires us to provide you with information regarding the Acquisition and the

Amendment even though your vote is neither required nor requested for either matter to become effective.

Q.

Why is the Corporation acquiring Summit Digital as a wholly owned subsidiary?

A.

Since disposing of our equipment auction business in 2010 we have sought to add to our existing businesses. Stockholders who hold a majority of the outstanding shares of the Corporation have determined that Summit Digital is a suitable  addition to our overall business despite its auditors having expressed a substantial doubt regarding Summit Digital’s ability to continue as a going concern. On acquiring Summit Digital our business will include that of being a multi-system operator that provides cable television, high speed internet and related services to rural communities in the United States.

Q.

Why is the Corporation increasing its number of authorized Common Stock?

A.

The primary reason for us increasing the number of authorized Common Shares is to satisfy the terms and conditions of the Acquisition which require us to issue 99,000,000 to Summit Digital

Holding, Inc., the sole shareholder of Summit Digital, a number of shares in excess of those currently available for issuance.

Q.

When do you expect the Acquisition and the Amendment to become effective?

A.

The Acquisition will become effective as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our registered stockholders and upon the filing of articles of exchange with the Nevada Secretary of State. The

Amendment will become effective upon filing with the Nevada Secretary of State. We expect to file the Amendment with the Nevada Secretary of State as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our registered  stockholders.

Q.

What will I receive when the Acquisition and the Amendment are effective?

A.

The Acquisition and the Amendment have already been approved. You will not receive anything notifying you that the Acquisition and the Amendment have become effective.

Q.

Why am I not being asked to vote?

A.

The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Acquisition and the Amendments pursuant to a written consent in lieu of a meeting.

Such approval, together with the approval of our Board, is sufficient under Nevada Law, and  no further approval by our stockholders is required.

Q.

What do I need to do now?

A.

Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q.

Are dissenters’ rights applicable to the Acquisition or the Amendment under Nevada Law?

A.

No, dissenters’ rights are not applicable to the Acquisition or the Amendment under Nevada Law.

Q.

Who can I contact with questions?

A.

If you have any questions about any of the actions to be taken by the Corporation please contact us at (480) 505-0070.

If you have any questions about your share certificates please contact our transfer agent,  Interwest

Transfer Company,  1981 E. Murray-Holladay Road, Holladay, Utah, 84117–5164. Their phone number is (801) 272-9294.

SUMMARY TERM SHEET FOR THE

APPROVAL OF THE  ACQUISITION

T H E  A C Q UI SI T I O N  O F  SUM M I T   W I L L   R E SUL T  I N  AN  A DDI T I O N  T O  T H E

C O R P OR A T I O N’ S  B USI NE SS.

This summary highlights selected information from this Information Statement related to the Acquisition and may not contain all of the information that is important to you. To understand the transaction fully,

and for a more complete description of the terms of the Acquisition, you should carefully read this entire

Information Statement, including the Agreement incorporated herein by reference to our Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 17, 2012. We have included page references in this summary to direct you to the appropriate place in this Information Statement and the exhibits for a more complete description of the topics presented.

CONTACT INFORMATION

WWA Group, Inc.

700 Lavaca Street, Suite 1400

Austin, Texas 78701

Attn: Eric Montandon, Chief Executive Officer

Phone: (480) 505-0070

Email: eric@wwagroup.com

Summit Digital Holdings,  Inc.

Attn: Tom Nix, President

13854 Lakeside Circle, Suite 248

Sterling Heights, Michigan 48313

Phone: (231) 825-2500

Email: info@summitdigital.us

BUSINESS CONDUCTED

WWA Group, Inc. (page 20)

The Corporation was incorporated in Nevada on November 26, 1996, as “Conceptual Technologies,  Inc.”

On April 9, 1998, the company’s name  changed to “NovaMed, Inc.” to reflect the acquisition of a medical device manufacturer and retailer. The medical device business was abandoned in October of 2000. On

August 8, 2003, the company acquired World Wide Auctioneers, Ltd. (“World Wide”) a British Virgin

Island registered company and changed our name to “WWA Group, Inc.” On October 31, 2010, the

Corporation sold World Wide to Seven International Holdings, Ltd. (“Seven”), a Hong Kong based investment company, for Seven’s assumption of the assets and liabilities of the World Wide subject to certain exceptions. The disposition did not affect the Corporation’s interest in Asset Forum, LLC., its ownership of proprietary on-line auction software, its equity interest in Infrastructure Developments Corp.

or existing distribution agreements.

The Corporation’s current operations are focused around the marketing and sale of “Wing Houses” in

North America, the Middle East and parts of South-East Asia as a distributor pursuant to an agreement with the manufacturer. The units are marketed  as mobile offices or living space that fold into a standard container with all ISO fittings in place for easy transport.

Wing Houses can be placed anywhere with a swing lift and opened into 80 square meters of a living or working environment within four to five hours for a wide range of applications, including

•     Living space

•     Office space

•     On site showrooms

•     Restaurants

•     Worker accommodation

•     Forward operations base.

The Corporation owns and operates the www.winghouses.com  web site with the permission of the manufacturer from which it generates leads. A video of our Wing Houses available on You Tube has in addition generated more than 15,000 viewings to date. Although the Corporation is yet to conclude a sale of a Wing House, it has generated over one hundred leads since April and issued several quotations, and it expects to issue formal invoices and realize sales of the Wing Houses in the near future.

Summit Digital (page 28)

Summit Digital is focused on acquiring existing underutilized Cable systems in rural, semi-rural and gated community markets, aggregating them into a single Multi-System Operator structure and creating growth by upgrading management, improving efficiency, cutting costs, and fully exploiting the opportunities presented by bundling multiple services such as basic TV, premium  TV, pay-per-view,

broadband Internet, and voice telephony.  These bundled service packages have become the industry standard in major urban markets served by major Cable providers, but systems in Summit’s target market typically lag behind in adopting them, offering a substantial opportunity to increase penetration and per-

customer revenue by offering these comprehensive service packages.  Summit Digital may at times build new Cable systems or wireless infrastructure to serve areas where no infrastructure is in place, but the primary intent is to acquire underutilized existing systems.

THE ACQUISITION  (page 18)

On July 12, 2012 the Board approved the execution of the Agreement and determined that our stockholders should consider whether to approve the Acquisition. A majority of our stockholders approved the Acquisition by written consent on September 15, 2012 and authorized the Corporation to close the transaction subject to the terms and conditions provided. The consummation of the Acquisition will cause us to acquire Summit Digital as a subsidiary that will continue to focus on the development of its business model.

TERMS OF THE ACQUISITION

The Share Exchange Agreement (page 18,and our Form 8-K filed  July 17, 2012)

Subject to the terms and conditions of the Share Exchange Agreement dated July 12, 2012 (the

“Agreement”), the Corporation will acquire 100% of Summit Digital,  Inc. from Summit Digital

Holdings,  Inc. (“Summit Holdings”). The Agreement requires that we issue 99,000,000 shares of our common stock to Summit Holdings in exchange for the acquisition of Summit Digital and appoint two new members to the Board at the direction of Summit Holdings.

Closing of the Acquisition (page 18)

The closing of the Agreement is expected to take place on or after November 10, 2012, at our offices.

Conditions Precedent to the Acquisition (page 18)

The closing of the Agreement depends on the satisfaction or waiver of a number of conditions, including the following:

•     The Board appointing Tom Nix and Stephen Spencer to the Board at closing;

•     The resignation of Eric Montandon and Digamber Naswa as officers and directors of WWA

Group;

•     Waiver of all long term debt owed by Summit Digital to Summit Holding as of June 30, 2012;

•     The representations and warranties of the Corporation made in the Agreement must be, in all material respects, accurate at closing and;

•     The delivery of a share certificate representing 99,000,000 shares of the Corporation’s common stock to Summit Holding.

Representations and Warranties within the Acquisition (page 18)

The Corporation, Summit Digital, and Summit Holding provide a number of representations and warranties within the Agreement.

Interests of Our Executive Officer and Directors in the Acquisition (page 19)

Our sole executive officer and director, as a stockholder, has a similar interest to his fellow stockholders in the acquisition of Summit Digital.

Change of Control (page 18)

Pursuant to the Agreement, at the closing of the Acquisition we will issue 99,000,000 shares of our common stock to Summit Holding and appoint two new directors to our Board to replace the existing directors. The dilution to our current stockholders due to the issuance of the shares and the appointment of two new directors will constitute a change of control.

We anticipate that an annual meeting of the stockholders will be held next year, at which meeting stockholders will be afforded the opportunity to elect a slate of directors.

The Consideration Offered To Stockholders (page 19)

There is no consideration being offered to stockholders.

The Reasons For Engaging In The Acquisition (page 19)

The holders of a majority of the issued and outstanding shares of our common stock believe that the

Summit Digital is a suitable business with which to expand our existing business.

The Vote Required For Approval of the Acquisition (page 19)

Approval of the Acquisition required the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock. By written consent the holders of 12,204,925 shares of the issued and outstanding common stock, representing approximately 51.2% of the votes entitled to be cast,

approved the terms of the Acquisition  and the amendment to our Articles of Incorporation.

Material Differences In The Rights Of Security Holders As A Result Of The Acquisition (page 19)

There will be no material differences in the rights of our security holders as a result of the Acquisition.

Accounting Treatment Of The Acquisition (page 19)

The Acquisition will be accounted for as a reverse acquisition or recapitalization by Summit Digital of the

Corporation in accordance with U.S. generally accepted accounting principles.

The Federal Income Tax Consequences Of The Acquisition (page 20)

Our stockholders will not recognize gain or loss as a result of the Acquisition. The Acquisition will not affect the adjusted bases and holding periods of the shares of our common stock held by our current stockholders.

REGULATORY APPROVALS (page 20)

No material federal or state regulatory requirements must be complied with or approvals obtained in connection with this transaction.

REPORTS, OPINIONS, APPRAISALS (page  20)

We have not obtained any reports, opinions, or appraisals in connection with our acquisition of Summit

Digital.

PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS (page 20)

There are no past contracts, transactions or negotiations in connection with our acquisition of Summit

Digital other than the Agreement dated July 12, 2012.

SUMMARY PRO FORMA FINANCIAL DATA

The following is a summary of unaudited, pro forma, consolidated, financial data for the periods ended as of June 30, 2012 and December 31, 2011 for the Corporation and Summit Digital. This summary of pro forma financial data is based on pro forma financial data attached hereto. For accounting purposes, the acquisition has been treated as a reverse acquisition. The pro forma balance sheet is presented as if the

Acquisition had occurred on June 30, 2012 and the pro forma statement of operations data is presented as if the Acquisition had occurred on December 31, 2011. The pro forma financial data is presented for informational purposes and is not necessarily indicative of either the future results of operations or the results of operations that would have occurred if the acquisition had been consummated on any date. You should read the following pro forma financial data along with other financial information contained elsewhere in this proxy statement.

Summary Unaudited Consolidated Pro Forma Balance Sheets at June 30, 2012

Cash

$

22,491

Receivables, net

26,716

Other Current  Assets

6,042

Property and Equipment, net

169,622

Total Assets

224,871

Accounts Payable

63,042

Accrued Expenses

594

Long Term Debt

173,189

Common Stock

122,842

Additional Paid  in Capital

(120,601)

Retained Earnings

(14,095)

Total Liabilities and Shareholder Equity

$

224,871

Summary Unaudited Consolidated Pro Forma Statements of Operations for the

Six Months Ended June 30, 2012 and the Year Ended December 31, 2011

June 30, 2012

December 31, 2011

Net  Revenues

$

232,318     $

434,971

Cost of Goods Sold

100,946

237,387

Gross Income

131,372

197,584

Operating Expenses

184,837

380,956

Loss from Operations

(53,465)

(183,372)

Other income (expense)

Interest expense

-

(1,644)

Interest income

-

68,541

Impairment  of notes receivable

-

(1,711,003)

Loss on equity investment

105,168

(2,475,661)

Other income (expense)

96,565

(256,807)

Total Other income (expense)

201,733

(4,376,574)

Loss before provision for income tax

148,268

(4,559,946)

Provision for income tax

-

-

Loss from continuing operations

-

(4,559,946)

Non-controlling  loss

-

(12,111)

Profit/Loss  for the  year

$

148,268     $

(4,547,835)

RISK FACTORS

Our operations and securities are subject to a number of risks. Below we have identified and discussed the material risks that we are likely to face. Should any of the following risks occur, they will adversely affect our operations, business, financial condition and/or operating results as well as the future trading price and/or the value of our securities.

Risks Relating to the Acquisition of Summit Digital

Summit will face competition that may reduce its market share and harm its financial performance.

There is substantial competition in the communications industry.  The traditional dividing lines between long-distance telephone service, local access telephone service, wireless telephone service,  Internet services and video services are increasingly becoming blurred. Through mergers and various service integration strategies, major providers are striving to provide integrated communications services offerings within and across geographic markets. Summit Digital faces increasing video services competition from DBS providers.

Summit Digital expects competition to increase as a result of the rapid development of new technologies,

services and products. Summit Digital cannot predict which of many possible future technologies,

products or services will be important to maintain its competitive position or what expenditures will be required to develop and provide these technologies, products or services.  Summit Digital’s ability to compete successfully will depend on marketing and on its ability to anticipate and respond to various competitive factors affecting the industry, including new services that may be introduced, changes in consumer preferences, economic conditions and pricing strategies by competitors. To the extent Summit

Digital does not keep pace with technological advances or fail to timely respond to changes in competitive factors in its industry and in its markets, Summit Digital could lose market share or experience a decline in our revenue and net income. Competitive conditions create a risk of market share loss and the risk that customers shift to less profitable lower margin services. Competitive pressures also create challenges for Summit Digital’s ability to grow new businesses or introduce new services successfully and execute its business plan. Each of Summit Digital’s business segments also face the risk of potential price cuts by their respective competitors that could materially adversely affect each segments market share and gross margins.

Summit Digital’s business is subject to extensive governmental legislation and regulation. Applicable legislation and regulations and changes could adversely affect Summit Digital’s business, financial position, results of operations or liquidity.

Video Services., The Cable television industry is subject to extensive regulation at various levels, and many aspects of such regulation are currently the subject of judicial proceedings and administrative or legislative proposals. The law permits certified local franchising authorities to order refunds of rates paid in the previous 12-month period determined to be in excess of the reasonable rates.  It is possible that rate reductions or refunds of previously collected fees may be required of Summit Digital in the future.

Other existing federal regulations, currently the subject of judicial, legislative, and administrative review,

could change, in varying degrees, the manner in which Cable television systems operate. Neither the outcome of these proceedings nor their impact upon the Cable television industry in general,  or on

Summit Digital’s activities and prospects in the Cable television business in particular, can be predicted at this time. There can be no assurance that future regulatory actions taken by Congress, the Federal

Communication Commission (FCC) or other federal, state or local government authorities will not have a material adverse effect on Summit Digital’s business, financial position, results of operations or liquidity.

Proposals may be made before Congress and the FCC to mandate Cable operators provide “open access”

over their Cable systems to  Internet service providers. The FCC has of yet declined to impose such requirements.  If the FCC or other authorities mandate additional access to Summit Digital’s Cable systems, it cannot predict the effect that this would have on Summit Digital’s Internet service offerings.

Internet Services. Changes in the regulatory environment relating to the Internet access market, including changes in legislation, FCC regulation, judicial action or local regulation that affect communications costs or increase competition from the ILEC or other communications services providers, could adversely affect the prices at which Summit Digital sells  Internet services. Legislative or regulatory proposals under the banner of “net neutrality”, if adopted, could interfere with Summit Digital’s ability to reasonably manage and invest in its broadband network, and could adversely affect the manner and price of providing service.

Failure to complete development, testing and deployment of new technology that supports new services could affect Summit Digital’s ability to compete in the industry.  In addition, the technology Summit

Digital uses may place it at a competitive disadvantage.

Summit Digital develops, tests and deploys various new technologies and support systems intended to enhance its competitiveness by both supporting new services and features and reducing the costs associated with providing those services or features.  Successful development and implementation of technology upgrades depend, in part, on the willingness of third parties to develop new applications in a timely manner.  Summit Digital may not successfully complete the development and rollout of new technology and related features or services in a timely manner, and such features or services  may not be widely accepted by its customers or may not be profitable, in which case Summit Digital could not recover its investment in the technology.  Deployment of technology supporting new service offerings may also adversely affect the performance or reliability of Summit Digital’s networks with respect to both new and existing services.  Any resulting customer dissatisfaction could affect Summit Digital’s ability to retain customers and might have an adverse effect on its financial position, results of operations, or liquidity.

Unfavorable general economic conditions in the United States could have a material adverse effect on

Summit Digital financial position, results of operations and liquidity.

Unfavorable general economic conditions, including the current recession in the United States and the recent financial crisis affecting the banking system and financial markets, could negatively affect Summit

Digital’s business.  While it is often difficult for Summit Digital to predict the impact of general economic conditions on its business, these conditions could adversely affect the affordability of and consumer demand for some of its products and services and could cause customers to shift to lower priced products and services or to delay or forgo purchases of Summit Digital’s products and services.  One or

more of these circumstances could cause Summit Digital’s revenue to decline.   Also, Summit Digital’s

customers may not be able to obtain adequate access to credit, which could affect their ability to make

timely payments.   If that were to occur, Summit Digital could be required to increase its allowance for doubtful accounts, and the number of days outstanding for its accounts receivable could increase.  For these reasons, among others, if the current economic conditions persist or decline, this could  adversely affect Summit Digital’s financial position, results of operations, or liquidity, as well as its ability to service debt, pay other obligations and produce shareholder returns.

Summit Digital’s businesses are currently in  geographically concentrated areas. Any deterioration in the economic conditions in these areas could have a material adverse effect on its financial position,

results of operations and liquidity.

Summit Digital offers data and video services to customers in limited geographic areas.  Due to this geographic concentration, Summit Digital’s  growth and operations depend upon economic conditions in these areas. Any deterioration in these conditions could have an adverse impact on the demand for communication and Cable television services and on Summit Digital’s results of operations and financial condition.

Prolonged service interruptions could affect Summit Digital’s business.

Summit Digital relies heavily on its network equipment, communications providers, data and software to support all of its functions.  Summit Digital relies on its networks and the networks of others for substantially all of its revenues. Summit Digital is able to deliver services only to the extent that it can protect its network systems against damage from power or communication failures, computer viruses,

natural disasters, unauthorized access and other disruptions. While Summit Digital endeavors to provide for failures in the network by providing back-up systems and procedures, it cannot guarantee that these back-up systems and procedures will operate satisfactorily in an emergency. Should Summit Digital experience a prolonged failure, it could seriously jeopardize its ability to continue operations. In particular, should a significant service interruption occur, Summit Digital’s ongoing customers may choose a different provider, and its reputation may be damaged, reducing attractiveness to new customers.

To the extent that any disruption or security breach results in a loss or damage to Summit Digital’s customers’ data or applications, or inappropriate disclosure of confidential information, it may incur liability and suffer from adverse publicity.  In addition, Summit Digital may incur additional costs to remedy the damage caused by these disruptions or security breaches.

Summit Digital may not be able to successfully complete integration of the businesses it intends to acquire.

Summit Digital’s business model relies heavily on the acquisition of existing Cable networks serving rural, semi rural, and gated communities.  Summit Digital can offer no assurance that it will find suitable candidates for acquisition, that these candidates will accept proposed terms of acquisition, or that Summit

Digital will be able to successfully integrate new acquisitions into its business. The diversion of management’s attention and any delays or difficulties encountered in connection with the integration of the acquired companies’ operations may have an adverse effect on Summit Digital’s business, financial condition, or results of operations.  Summit Digital may also incur additional and unforeseen expenses in connection with the integration efforts.  There can be no assurance that the expense savings and synergies that Summit Digital anticipates from acquisitions will be realized fully or will be realized within the expected timeframe.

Summit Digital depends on a limited number of third-party vendors to supply communications equipment. If Summit Digital does not obtain the necessary communications equipment, it will not be able to meet the needs of its customers.

Summit Digital depends on a limited number of third-party vendors to supply Cable, Internet, and other equipment.  If Summit Digital providers of this equipment are unable to timely supply the equipment necessary to meet its needs or provide them at an acceptable cost, it may not be able to satisfy demand for its services and competitors may fulfill this demand.  Summit Digital’s vendors may not succeed in developing sufficient market penetration to sustain continuing production and may fail. Vendor bankruptcy (or acquisition without continuing product support by the acquiring company) may require

Summit Digital to replace technology before its otherwise useful end of life due to lack of on-going vendor support and product development.

Summit Digital will require a significant amount of cash to complete its planned cable system expansion, complete acquisitions and to meet other obligations.

Summit Digital’s ability to generate cash depends on many factors beyond its control. If Summit Digital is unable to meet its future capital needs it may be necessary for it to curtail, delay or abandon business

growth plans.    If Summit Digital incurs significant additional indebtedness to fund its plans, it could cause a decline in Summit Digital’s credit rating and could increase its borrowing costs or limit its ability to raise additional capital.

Summit Digital will continue to require a significant amount of cash for our planned wireless network expansion, to satisfy its debt service requirements and to meet other obligations.  To meet Summit

Digital’s capital needs it may incur additional debt in the future.  Summit Digital’s ability to make payments on and to refinance its debt and to fund planned capital expenditures and acquisitions will depend on its ability to generate cash and to arrange additional financing in the future. These abilities are subject to, among other factors, Summit Digital’s credit rating, its financial performance, general economic conditions, prevailing market conditions, the state of competition in its market, the outcome of certain legislative and regulatory issues and other factors that may be beyond its control. Summit Digital’s ability to obtain suitable financing when needed has become more difficult due to the downturn in economic conditions and its failure to obtain suitable financing could, among other things, result in its

inability to continue to expand its business and meet competitive challenges.   If Summit Digital incurs

significant additional indebtedness, or if it does not continue to generate sufficient cash from its operations, Summit Digital’s credit rating could be adversely affected, which would likely increase its future borrowing costs and could affect its ability to access capital.

Risks Related to the Corporation’s Stock

The Acquisition will result in dilution to our current stockholders’ voting power and ownership percentages.

The issuance of shares of our capital stock for the purpose of consummating the Acquisition will dilute the voting power and ownership percentage of our existing stockholders. We will issue a total of

99,000,000 shares of our common stock at closing, resulting in a dilution of approximately 80% to our current stockholders.

The market for our common stock is limited and our stock price may be volatile.

The market for our common stock is limited due to low trading volume and the small number of brokerage firms acting as market makers. Due to these market limitations and frequent volatility in the market price of our stock, our stockholder may face difficulties in selling shares. The average daily trading volume for our stock has varied significantly from week to week and from month to month, and the trading volume often varies widely from day to day.

If the market price for our common stock declines, stockholders or others may be encouraged to engage in short selling, depressing the market price.

The significant downward pressure on the price of the common stock as stockholders or others sell material amounts of common stock could encourage short sales. Short selling is the selling of a security that the seller does not own, or any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume that they will be able to buy the stock at a lower amount than the price at which they sold it short. Significant short selling of a company’s stock creates an incentive for market participants to reduce the value of that company’s common stock.  If a significant market for short selling our common stock develops, the market price of our common stock could be significantly depressed.

We incur significant expenses as a result of the Sarbanes-Oxley Act of 2002, which expenses may continue to negatively impact our financial performance.

We incur significant legal, accounting and other expenses as a result of the Sarbanes-Oxley Act of 2002,

as well as related rules implemented by the Commission, which control the corporate governance practices of public companies. Compliance with these laws, rules and regulations, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002, has substantially increased our expenses, including legal and accounting costs, and made some activities more time-consuming and costly.

Our common stock is deemed to be “penny stock”, which makes it more difficult for stockholders to sell their shares.

Our common stock is and will be subject to the “penny stock” rules adopted under section 15(g) of the

Exchange Act. The penny stock rules apply to companies whose common stock is not listed on the

NASDAQ  Stock Market or other national securities exchange and trades at less than $5.00 per share or that have tangible net worth of less than $5,000,000 ($2,000,000 if the company has been operating for three or more years). These rules require, among other things, that brokers who trade penny stock to persons other than “established customers” complete certain documentation, make suitability inquiries of stockholders and provide stockholders with certain information concerning trading in the security,

including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade penny stocks because of the requirements of the penny stock rules and, as a result, the number of broker-dealers willing to  act as market makers in such securities is limited. If we remain subject to the penny stock rules for any significant period, it could have an adverse effect on the market, if any, for our securities.  If our securities are subject to  the penny stock rules, stockholders will find it more difficult to dispose of our securities.

The elimination of monetary liability against our directors, officers and employees under Nevada law and the existence of indemnification rights for our directors, officers and employees may result in substantial expenditures by us and may discourage lawsuits against our directors, officers and employees.

Our articles of incorporation contain a specific provision that eliminates the liability of directors for monetary damages to us and our stockholders; further,  we are prepared to give such indemnification to our directors and officers to the extent provided by Nevada law. We may also have contractual indemnification obligations under its employment agreements with its executive officers. The foregoing indemnification obligations could result in us  incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage us from bringing a lawsuit against directors and officers for breaches of their fiduciary duties and may similarly discourage the filing of derivative litigation by our stockholders against the Corporation’s directors and officers even though such actions, if successful, might otherwise benefit us and our stockholders.

FORWARD-LOOKING STATEMENTS

Statements contained in this Information Statement, with the exception of historical facts, are forward-

looking statements. Forward-looking statements reflect our current expectations and beliefs regarding our future results of operations, performance, and achievements. These statements are subject to risks and uncertainties and are based upon assumptions and beliefs that may or may not materialize.  These statements include, but are not limited to, statements concerning:

    •     our anticipated financial performance;

    •     uncertainties related to the business of Summit Digital;

    •     our ability to generate sufficient revenue to maintain operations with the acquisition of Summit

Digital;

    •     our ability to raise additional capital to fund  operations and the expansion plans of Summit Digital;

    •     the volatility of the stock market; and

    •     general economic conditions.

In some cases, you can identify forward-looking statements by terminology such as “may”, “should”,

“intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”,  or “continue”

or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors.

We wish to advise readers not to place any undue reliance on the forward-looking statements contained in this Information Statement, which reflect our beliefs and expectations only as of the date of this

Information Statement. We assume no obligation to update or revise these forward-looking statements to reflect new events or circumstances or any changes in our beliefs or expectations, other that is required by law.

We also wish to caution readers that our operating results are subject to various risks and uncertainties that could cause our actual results to differ materially from those discussed or anticipated including the factors set forth in the section entitled “Risk Factors” included elsewhere in this Information Statement.

APPROVAL OF THE  ACQUISITION

Our board of directors executed a written resolution authorizing and recommending that the Corporation’s stockholders approve the acquisition of 100% of the outstanding ownership of Summit Digital. The

Corporation’s stockholders approved the Acquisition on September 15, 2012 and authorized the

Corporation’s officers to close the Agreement subject to the terms and conditions provided therein.

Please see “Further Information Regarding the Approval of the Acquisition” beginning on page 18 for details of the Acquisition and the Agreement.

REASONS FOR THE EXECUTION OF THE SHARE EXCHANGE AGREEMENT

Since disposing of our equipment auction business in 2010 we have sought to add to our existing businesses. Stockholders who hold a majority of the outstanding shares of the Corporation have determined that Summit Digital is a suitable  addition to our overall business despite its auditors having expressed a substantial doubt regarding Summit Digital’s ability to continue as a going concern. On acquiring Summit Digital our business will include that of being a multi-system operator that provides cable television, high speed internet and related services to rural communities in the United States.

The Acquisition will cause us to focus our efforts on expanding the services provided by Summit Digital in addition to that of the marketing of “Wing Houses” in North America, the Middle East and parts of

South-East Asia.

IMPLEMENTATION OF THE EXECUTION OF THE SHARE EXCHANGE AGREEMENT

The Agreement will close as soon as is reasonably practicable on or after the 20th day following the mailing of this Information Statement to our registered stockholders.

ARTICLES OF INCORPORATION

Our articles of incorporation, as amended, may be viewed on the Commission’s website, www.sec.gov, as follows:

•     Articles of Incorporation of the Corporation filed as Exhibit No. 3.1.1 to the Form SB-2 filed with the Commission on December 26, 2007 ;

•     Certificate of Amendment to the Corporation’s Articles of Incorporation filed as Exhibit No.

3.1.2 to the Form SB-2 filed with the Commission on December 26, 2007;

•     Certificate of Amendment to the Corporation’s Articles of Incorporation filed as Exhibit No.

3.2.3 to the Form SB-2 filed with the Commission on December 26, 2007; and

•     Certificate of Amendment to Articles of Incorporation filed as Exhibit No. 3.1.4 to the Form SB-2 filed with the Commission on December 26, 2007.

APPROVAL OF THE INCREASE IN THE NUMBER OF

AUTHORIZED SHARES

Our board of directors and the stockholders holding a majority of our voting common stock have approved an increase in the Corporation’s authorized common stock from fifty million (50,000,000)

shares, par value $0.001, to two hundred and fifty million (250,000,000) shares, par value $0.001, without affecting the number of issued and outstanding shares, by means of an amendment to the Corporation’s

Articles of Incorporation, as amended.

REASONS FOR AN INCREASE IN THE NUMBER OF AUTHORIZED COMMON STOCK

The primary reason for increasing the number of shares of our authorized common stock is to increase the number of shares available for issuance in order to close the Acquisition and to make available additional shares for the purpose of expanding the business of Summit Digital through acquisition. The Board is aware that the number of shares currently available for issuance are insufficient to close the Acquisition,

insufficient to provide a compensatory element of any expansion by acquisition and insufficient to enable any future equity financing. For these reasons, we believe that a increase in the number of shares of our authorized common stock is in the best interests of both the Corporation and its stockholders.

IMPLEMENTATION OF AN INCREASE IN THE NUMBER OF AUTHORIZED COMMON

STOCK

The increase in the number of the Corporation’s authorized common stock will be implemented by amending our Articles of Incorporation, as amended. This Amendment deletes Article IV of the  Articles of Incorporation, as amended, in its entirety, providing for a new Article IV as follows:

“ARTICLE IV

CAPITAL

The corporation shall have authority to issue Two Hundred and Fifty Million (250,000,000)

common shares, one mil ($0.001) par value. There shall be only one class of authorized shares,

to wit: common voting stock. The common stock shall have unlimited voting rights provided in the Nevada Business Corporation Act.

None of the shares of the corporation shall carry with them the pre-emptive right to acquire additional or other shares of the corporation. There shall be no cumulative voting of shares.”

The complete text of the Amendment is attached as Exhibit A hereto.

The increase in the number of authorized shares of the Corporation’s common stock will become effective upon the filing of an amendment to the Articles of Incorporation, as amended, with the Nevada

Secretary of State, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our registered stockholders.

FURTHER INFORMATION REGARDING THE APPROVAL

OF THE ACQUISITION

THE ACQUISITION

On July 12, 2012 our Board approved the execution of the Agreement and determined that our stockholders should consider whether to approve the Acquisition. A majority of our stockholders approved the Acquisition by written consent on September 15, 2012 and authorized the Corporation’s officers to close the transaction subject to the terms and conditions provided. The closing of the

Acquisition will cause us to acquire Summit Digital as a subsidiary that will continue to focus on being a multi-system operator that provides cable television, high speed internet and related services to rural communities in the United States.

TERMS OF THE ACQUISITION

The Agreement

Subject to the terms and conditions of the Agreement, the Corporation will acquire 100% of Summit

Digital from Summit Holding, Inc. (“Summit Holding”). The Agreement requires that we issue

99,000,000 shares of common stock to Summit Holding and appoint two new members to the Board of

Directors to replace the existing directors.

Closing of the Acquisition

The closing of the Agreement is expected to take place on or before November 10, 2012, at our offices.

Conditions Precedent to the Acquisition

The closing of the Agreement depends on the satisfaction or waiver of a number of conditions, including the following:

•     The Corporation appointing Tom Nix and Stephen Spencer to the Board at closing;

•     The resignation of Eric Montandon and Digamber Naswa from the board of directors of WWA

Group;

•     The waiver of all long term debt owed by Summit Digital to Summit Holding as of June 30, 2102

•     The representations and warranties of the Corporation made in the Agreement must be, in all material respects, accurate at closing;

•     The compliance of the Corporation, in all material respects, with the conditions required by the

Agreement;

•     The absence of governmental restraint or litigation which challenges the validity of the

Agreement; and

•     The delivery of a share certificate representing 99,000,000 shares of the Corporation’s common stock to Summit Holding.

Representations and Warranties within the Acquisition

The Corporation, Summit Digital, and Summit Holding provide a number of representations and warranties within the Agreement.

Interests of Our Executive Officer and Directors in the Acquisition

Our sole executive officer and director, as a stockholder, has a similar interest to his fellow stockholders in the acquisition of Summit Digital.

Change of Control

Pursuant to the Agreement, at the closing of the Acquisition the Corporation will issue 99,000,000 shares of its common stock to Summit Holding and appoint Tom Nix and Stephen Spencer to the Board. The dilution to our current stockholders due to the issuance of the shares and the addition of new directors will constitute a change of control.

Our current stockholders will retain approximately 20% of the issued and outstanding common shares after the issuance. Summit Holding will acquire approximately 80% of the Corporation’s issued and outstanding common shares after the issuance.

The Corporation anticipates that an annual meeting of the stockholders will be held next year, at which meeting stockholders will be afforded the opportunity to elect a slate of directors.

The Consideration Offered To Stockholders

There is no consideration being offered to stockholders.

The Reasons For Engaging In The Acquisition

Since disposing of our equipment auction business in 2010 we have sought to add to our existing businesses. Stockholders who hold a majority of the outstanding shares of the Corporation have determined that Summit Digital is a suitable addition to our overall business despite its auditors having expressed a substantial doubt regarding Summit Digital’s ability to continue as a going concern.On acquiring Summit

Digital our business will include that of being a multi-system operator that provides cable television, high speed internet and related services to rural communities in the United States.

The Vote Required For Approval of the Acquisition

Approval of the Acquisition required the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock. By written consent the holders of 12,204,925 shares of the issued and outstanding common stock, representing approximately 51.2% of the votes entitled to be cast,

approved the terms of the Acquisition and the amendment to our Articles of Incorporation, as amended.

Material Differences In The Rights Of Security Holders As A Result Of The Acquisition

There will be no material differences in the rights of our security holders as a result of the Acquisition.

Accounting Treatment Of The Acquisition

The Acquisition will be accounted for as a reverse acquisition or recapitalization of Summit Digital in accordance with U.S. generally accepted accounting principles.

The Federal Income Tax Consequences Of The Acquisition

Our stockholders will not recognize gain or loss as a result of the Acquisition. The Acquisition will not affect the adjusted bases and holding periods of the shares of our common stock held by the Corporation’s stockholders.

REGULATORY APPROVALS

No material federal or state regulatory requirements must be complied with or approvals obtained in connection with this transaction.

REPORTS, OPINIONS, APPRAISALS

We have not obtained any reports, opinions, or appraisals in connection with our acquisition of Summit

Digital.

PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS

There are no past contracts, transactions or negotiations in connection with our acquisition of Summit

Digital other than the Agreement executed by the respective parties dated July 12, 2011.

WWA GROUP, INC.

DESCRIPTION OF BUSINESS

Corporate History

The Corporation was incorporated in Nevada on November 26, 1996, as “Conceptual Technologies,  Inc.”

On April 9, 1998, the Corporation’s name changed to “NovaMed, Inc.” to reflect the acquisition of a medical device manufacturer and retailer. The medical device business was abandoned in October of

2000. On August 8, 2003, the Corporation acquired World Wide Auctioneers, Ltd. (“World Wide”) a

British Virgin Island registered company and changed our name to  “WWA Group, Inc.” On October 31,

2010, the Corporation sold World Wide to Seven International Holdings, Ltd. (“Seven”), a Hong Kong

based investment company, for Seven’s assumption of the assets and liabilities of the World Wide subject to certain exceptions. The disposition did not affect the Corporation’s interest in Asset Forum, LLC., its ownership of proprietary on-line auction software or its equity interest in Infrastructure Developments

Corp. (“Infrastructure”).

Our consolidation with Infrastructure in November of 2011, on converting debt to equity did not live up to expectations that the synergies present in the respective companies would generate the activity necessary to move forward. On June 30, 2012, the Corporation decreased its equity position in

Infrastructure to that of a minority shareholder through a series of debt settlements intended to relieve the

Corporation of outstanding debt obligations.  The divestiture of Infrastructure shares caused  us to abandon any consolidation of our accounts with those of Infrastructure as of June 30, 2012.

We have since discontinued efforts to commercialize the operations of Asset Forum, LLC due to the highly competitive nature of online auction platforms and the limited capital we have available to compete in this space.

Operations

The Corporation’s current operations are focused around the marketing and sale of “Wing Houses” in

North America, the Middle East and parts of South-East Asia as a distributor pursuant to an agreement with the Renhe Group. The units are marketed as mobile offices or living space that fold into a standard container with all ISO fittings in place for easy transport. Wing Houses can be placed anywhere with a swing lift and opened into 80 square meters of a living or working environment within four to five hours for a wide range of applications, including

•     Living space

•     Office space

•     On site showrooms

•     Restaurants

•     Worker accommodation

•     Forward operations base.

We own and operate the www.winghouses.com web site with the permission of the manufacturer from which it generates leads. A video of our Wing Houses available on You Tube has in addition generated more than 15,000 viewings to date. Although the Corporation is yet to conclude a sale of a Wing House it has generated over one hundred leads since April and issued several quotations.  We expect to issue formal invoices and realize sales of the Wing Houses in the near future.

Employees

The Corporation currently has no full time employees.  Eric Montandon and Digamber Naswa, our sole officers and directors, manage the Corporation.  We have expected each of these individuals to provide entrepreneurial skills and talents.  Management also uses consultants, attorneys and accountants as necessary.

DESCRIPTION OF PROPERTY

We maintain and executive office at 700 Lavaca Street, Suite 1400, Austin, Texas 78701for which we pay

rent of $60 a month on a recurring basis.   The Corporation does not believe that it will need additional office space at any time in the foreseeable future in order to carry out its business as described herein.

LEGAL PROCEEDINGS

The Corporation is currently not a party to any legal proceedings.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Corporation's common stock is quoted on the Over the Counter Bulletin Board, a service maintained by the Financial Industry Regulatory Authority (“FINRA”) under the symbol, “WWAG”. Trading in the common stock in the over-the-counter market has been limited and sporadic and the quotations set forth below are not necessarily indicative of actual market conditions.  Further, these prices reflect inter-dealer prices without retail mark-up, mark-down, or commission, and may not necessarily reflect actual transactions. The following table sets forth for the periods indicated the high and low bid prices for the common stock as reported each quarterly period within the last two fiscal years.

Market Prices

Year

Quarter Ended

High

Low

2011

December 31

$  0.02     < $  0.00

September 30

$  0.02     < $  0.00

June 30

$  0.03

$  0.01

March 31

$  0.06

$  0.03

2010

December 31

$  0.07

$  0.03

September 30

$  0.08

$  0.02

June 30

$  0.15

$  0.05

March 31

$  0.10

$  0.05

CAPITAL STOCK

The following is a summary of the material terms of the Corporation’s capital stock.  This summary is subject to and qualified by our Articles of Incorporation, as amended and Bylaws.

Common Stock

As of September 15, 2012 there were 886 shareholders of record holding a total of 23,841,922 shares of fully paid and non-assessable Common Stock of the 50,000,000 shares of Common Stock, par value

$0.001, authorized. The Board believes that the number of beneficial owners is substantially greater than the number of record holders because a portion of our outstanding Common Stock is held in broker

“street names” for the benefit of individual investors. The holders of the Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of the

Common Stock have no preemptive rights and no right to convert their shares into any other securities.

There are no redemption or sinking fund provisions applicable to the Common Stock.

Warrants

The Corporation has no outstanding warrants to purchase shares of our Common Stock.

Stock Options

The Corporation has no outstanding stock options to purchase shares of our Common Stock.

Dividends

The Corporation has not declared any cash dividends since inception and does not anticipate paying any dividends in the near future. The payment of dividends is within the discretion of the Board and will depend on earnings, capital requirements, financial condition, and other relevant factors.  There are no restrictions that currently limit our ability to pay dividends on the Corporation’s Common Stock other than those generally imposed by Nevada Law.

T R A NSF E R  A G E NT  A ND  R E G I ST R A R

The Corporation’s transfer agent and registrar is Interwest Transfer Company, 1981 E. Murray-Holladay

Road, Holladay, Utah, 84117–5164. Interwest’s phone number is (801) 272-9294.

PURCHASES OF EQUITY SECURITIES MADE BY THE ISSUER AND AFFILIATED

PURCHASERS

None.

R E C E NT  SA L E S  OF  UNR E  G I ST E R E D  SE C UR I T I E S

None.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

This “Management’s Discussion and Analysis of Financial Condition” and other parts of this disclosure contain forward-looking statements that involve risks and uncertainties.  Forward-looking statements can also be identified by words such as “anticipates,” “expects,” “believes,” “plans,” “predicts,” and similar terms. Forward-looking statements are not guarantees of future performance and our actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such differences include but are not limited to those discussed in the subsection entitled “Forward-

Looking Statements and Factors That May Affect Future Results and Financial Condition” below. The following discussion should be read in conjunction with our financial statements and notes thereto included. Information presented herein is based on the financial statements for the three and  six month periods ended June 30, 2012 and the annual periods ended December 31, 2011 and December 31, 2010.

Our fiscal year end is December 31.

Discussion and Analysis

Our plan of operation over the next twelve months is to continue the marketing and sale of “Wing

Houses” in North America, the Middle East and parts of South-East Asia as a distributor and become a multi-system operator on the acquisition of Summit Digital that provides cable television, high speed internet and related services to rural communities in the United States. We will require a minimum of

$500,000 dollars in additional debt or equity funding in the  next twelve months to pursue our business plan, the majority of which amount will be focused on expanding Summit Digital’s business by acquiring existing operations. Such financing is not currently committed and there can be no assurance that such financing will be available within the next twelve months.

Results of Operations

During the six month period ended June 30, 2012, the Corporation (i) abandoned efforts to commercialize

Asset Forum LLC, (ii) decreased its equity interest in Infrastructure to that of a minority shareholder thereby reporting its interest on a non-consolidated basis, (iii) continued to lend management assistance on a temporary basis to World Wide Auctioneers (Dubai); (iv) increased marketing efforts of Wing House units and (v) satisfied continuous public disclosure requirements.

During the year ended December 31, 2011, the Corporation(i) maintained Asset Forum, (ii) acquired a consolidated majority interest in Infrastructure, (iii) concluded the Office of Foreign Asset Control

(OFAC) matter, and (iii) satisfied continuous public disclosure requirements. The results of operations for the years ended December 31, 2011 and 2010 present the Corporation and (i) its wholly owned subsidiary, Asset Forum  LLC, a company founded by the Corporation in the state of Nevada on January

7, 2010, (ii) Infrastructure Development Corp. on a consolidated basis, and (iii) World Wide and its operating subsidiaries as discontinued operations which disclosure does not include details of revenue,

gross profits, or operating expenses related to World Wide or its operating subsidiaries.

Revenue

Revenue for the three and six month periods ended June 30, 2012 and June 30, 2011 was $0. The

Corporation expects to realize revenue from the sale of Wing Houses and the consolidation with Summit

Digital’s business in future periods.

Revenue for the year ended December 31, 2011 was $0 as compared to $84,770 for the year ended

December 31, 2010. The decrease in revenues over the comparative periods can be attributed to the elimination of revenues from commissions, services and revenues from sales of equipment prior to the disposition of World Wide Auctioneers.

Net Income (Loss)

Net income for the three month period ended June 30, 2012 was $145,754 as compared to a net loss of

$393,702 for the three month period ended June 30, 2011. Net income for the six month period ended

June 30, 2012 was $134,807 as compared to a net loss of $2,110,539 for the six month period ended June

30, 2011. The transition to net income in the current three and six month comparative periods can be attributed to gains on equity investment and other income. The Corporation anticipates that it will continue to realize net income with the revenue anticipated from the sale of Wing Houses the consolidation of Summit Digital’s business.

Net loss for the year ended December 31, 2011, increased to $4,499,299 from $1,660,570 for the year ended December 31, 2010, an increase of 171%. The increase in net loss over the comparative periods is primarily due to impairment of its notes receivables and the conversion of the Corporation’s investment in

Infrastructure into equity.  The equity in Infrastructure was valued at year end 2011 at the lower of cost or market, and as such, the losses incurred by Infrastructure resulted in a book value of the equity much lower than the amount of debt converted.

Operating Expenses

Operating expenses for the three month period ended  June 30, 2012 were $41,979 as compared to operating expenses of  $8,853 for the three month period ended June 30, 2011. Operating expenses for the six month period ended June 30, 2012 were $66,926 as compared to $14,685 for the six month period ended June 30, 2011. The increase in operating expenses over the comparative periods is attributed general, selling and administrative expenses associated with marketing the Wing Houses and maintaining operations. The Corporation anticipates that operating expenses will increase during 2012 as a result of the consolidation with Summit Digital.

Operating expenses for the year ended December 31, 2011 decreased to $126,816 from $207,638 for the year ended December 31, 2010. The decrease in expenses over the comparative periods can be primarily attributed to management’s imposition of operating efficiencies. The major components of operating expenses are (i) general and administrative expenses, including professional fees, rent expense, travel and entertainment, representation expense, insurance, bank charges, and maintenance expenses, (ii) salaries and wages, (iii) selling expenses, and (iv) depreciation and amortization.

Depreciation and amortization expenses for the three and six month periods ended June 30, 2012 and June

30, 2011 were $0. Depreciation and amortization expenses are expected to be realized as the result of the consolidation with Summit Digital.

Depreciation and amortization expenses for the year ended December 31, 2011 was $0 as compared to

$18,827 for the year ended December 31, 2010.

Other Income/Expenses

Other income for the three month period ended June 30, 2012 was $187,733as compared to other expense of $384,850 for the three month period ended  June 30, 2011. Other income for the six month period ended June 30, 2012 was $201,733 as compared to other expense of $2,095,854 for the six month period ended June 30, 2011. Other income in the current three and six month periods can be attributed to gains on equity investment, reversal of liabilities and management fees. The Corporation expects to transition to other expenses over future periods in the event the consolidation with Summit Digital causes it to conclude a debt financing to fuel expansion.

Other expenses for the year ended December 31, 2011 increased to $4,384,594 from $270,929 for the year ended December 31, 2010, due to an impairment of notes receivables and impairment of investments in Infrastructure due to acquisition of 63.38% share holding in Infrastructure.

Discontinued Operations

Loss from the discontinued operations of World Wide and Crown for the year ended December 31, 2011 decreased to $0 from $439,531 for the year ended December 31, 2010.

Income Tax Expense (Benefit)

The Corporation has a prospective income tax benefit resulting from a net operating loss carry-forward and start-up costs that will offset any future operating profit.

Impact of Inflation

The Corporation believes that inflation has had a negligible effect on operations over the past three years.

Liquidity and Capital Resources

We had a working capital surplus of $2,141 as of June 30, 2012. At June 30, 2012, our current assets were

$2,735, which consisted of $2,725 in cash and $10 in other current assets. Our total assets were $2,735.

Our current and total liabilities were $594, which amount consisted of accrued expenses. Our total stockholders’ equity at June 30, 2012 was $2,141.

We had a working capital deficit of $282,873 as of December 31, 2011 as compared to a working capital surplus of $3,101,453 as of December 31, 2010.  At December 31, 2011, our current assets were $96,136,

which consisted of $49,010 in cash, $32,406 in prepaid expenses and $14,719 in other current assets. Our total assets were $277,386 which included current assets and goodwill of $181,250. Our current and total liabilities were $560,259. Our total stockholders’ deficit at December 31, 2011 was $282,874.

Cash flow used in operating activities for the six month period ended June 30, 2012 was $100,110 as compared to $36,199 for the six month period ended June 30, 2011. The change in cash flow used in operating activities between the periods can be attributed to the transition to net income, the  gain on equity investments, prepaid expenses, and other current assets offset by accounts payable and accrued liabilities. We expect to continue to use cash flows in operating activities for the balance of 2012.

Cash flows provided by operating activities for the year ended December 31, 2011, were $11,274 as compared to cash flows used in operating activities for the year ended December 31, 2010 of $4,709,314.

The change to cash flow provided by operating activities in the year ended December 31, 2011 can be attributed primarily to the impairment of notes receivable and investment, other current assets, accounts payable and accrued liabilities offset by net loss.

Cash flow provided by investing activities for the six month period ended June 30, 2012 was  $285,497 as compared to $33,000 for the six month period ended  June 30, 2011. Net cash flow provided by investing activities in the current six month period is attributed to a decrease in the goodwill associated with

Infrastructure and a decrease in a non-controlling interest. We expect to use cash flows in investing activities going forward with the acquisition of Summit Digital.

Cash flows used in investing activities for the year ended December 31, 2011 were $320,938 as compared to cash flows provided by investing activities for the year ended December 31, 2010 were $5,391,385.

Cash flow used in investing activities in the year ended December 31, 2011 can be primarily attributed to

$1,256,443 being the amount of the purchase of investment through the conversion of the Infrastructure note and $285,497 being the amount of the acquisition of business net of cash.

Cash flow used in financing activities was $231,672 for the six month period ended June 30, 2012 as compared to cash flow provided by financing activities of $1,169 for the six month period ended June 30,

2011.Cash flow used in financing operations in the current six month period can be attributed to payments against short term notes payable offset by debt settlement through the divestiture of equity investment and debt settlement through the issuance of common stock. We expect to generate cash flows from financing activities in the near term to maintain operations and expand Summit Digital’s business.

Cash flows provided by financing activities were $354,840 for the year ended December 31, 2011 as compared to cash flows used in financing activities of $720,388 for the year ended December 31, 2010.

The transition to cash flows provided by financing activities in the current period relates to $354,840 being the amount of the increase in notes payables.

Our current assets are insufficient to conduct business over the next twelve (12) months. We will have to seek at least $500,000 in debt or equity financing over the next twelve months to maintain existing operations and expand the business of Summit Digital.  The Corporation has no current commitments or arrangements with respect to, or immediate sources of funding. Further, no assurances can be given that funding is available. Our shareholders are the most likely source of new funding in the form of loans or equity placements though none have made any commitment for future investment and we  have no agreement formal or otherwise. Our inability to obtain sufficient funding will have a material adverse affect on our ability to  generate revenue and our ability to continue operations.

The Corporation does not intend to pay cash dividends in the foreseeable future.

The Corporation had no commitments for future capital expenditures that were material at June 30, 2012.

The Corporation has no defined benefit plan or contractual commitment with any of its officers or directors.

The Corporation had no lines of credit or other bank financing arrangements as of  June 30, 2012.

The Corporation has no current plans for the purchase or sale of any plant or equipment.

The Corporation has no current plans to make any changes in the number of employees.

Off Balance Sheet Arrangements

As of June 30, 2011, the Corporation has no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources that is material to stockholders.

Critical Accounting Policies

In Note B to the audited consolidated financial statements for the years ended December 31, 2011 and

2010 attached hereto, we discuss those accounting policies that are considered to be significant in determining the results of operations and our financial position. We believe that the accounting principles utilized by us conform to accounting principles generally accepted in the United States of America.

The preparation of financial statements requires management to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. By their nature,  these judgments are subject to an inherent degree of uncertainty. On an on-going basis, we evaluate our estimates, including those related to bad debts, inventories, intangible assets,  warranty obligations,

product liability, revenue, and income taxes. We base our estimates on historical experience and other facts and circumstances that are believed to be reasonable, and the results form the basis for making judgments about the carrying value of assets and liabilities. The actual results may differ from these estimates under different assumptions or conditions.

Forward Looking Statements and Factors That May Affect Future Results and Financial Condition

The statements contained in the section titled  Results of Operations and Discussion and Analysis, with the exception of historical facts, are forward looking statements. A safe-harbor provision is not applicable to the forward-looking statements made. Forward-looking statements reflect our current expectations and beliefs regarding our future results of operations, performance, and achievements. These statements are subject to risks and uncertainties and are based upon assumptions and beliefs that may or may not materialize. These statements include, but are not limited to, statements concerning:

•     our anticipated financial performance;

•     the sufficiency of existing capital resources;

•     our ability to fund cash requirements for future operations;

•     uncertainties related to the growth of our  subsidiaries’ businesses and the acceptance of their products and services;

•     the volatility of the stock market; and

•     general economic conditions.

We wish to caution readers that our operating results are subject to various risks and uncertainties that could cause our actual results to differ materially from those discussed or anticipated including the factors set forth in the section entitled Risk Factors. We also wish to advise readers not to place any undue reliance on the forward looking statements contained herein, which reflect our beliefs and expectations only as of the date of this report. We assume no obligation to update these forward-looking statements to reflect new events or any changes in our beliefs or expectations, other than is required by law.

Going Concern

The Corporation’s auditors have expressed an opinion as to its ability to continue as a going concern as a result of recurring losses from operations.  The Corporation’s ability to continue as a going concern is subject to its ability to realize a profit from operations and /or obtain funding from outside sources.

Management’s plan to address the Corporation’s ability to continue as a going concern includes obtaining funding from the private placement of debt or equity and realizing revenues from its businesses such as

Summit. Digital. Management believes that it will be able to obtain funding to enable the Corporation to continue as a going concern through the methods discussed above, though there can be no assurances that such methods will prove successful

SUMMIT DIGITAL, INC.

DESCRIPTION OF BUSINESS

Corporate History

Summit Digital,  Inc. ("Summit Digital") was originally incorporated in the State of Nevada on April 21,

2009.  On June 7, 2011, Summit Digital changed its corporate domicile from Nevada to Wyoming.

Summit Digital is a Michigan-based Multi-System Operator (MSO) providing Cable TV, Broadband

Internet, Voice Telephony and related services.

Business Activities and Strategy

Summit Digital is focused on acquiring existing underutilized Cable systems in rural, semi-rural and gated community markets, aggregating them into a single Multi-System Operator structure and creating growth by upgrading management, improving efficiency, cutting costs, and fully exploiting the opportunities presented by bundling multiple services such as basic TV, premium  TV, pay-per-view,

broadband Internet, and voice telephony.  These bundled service packages have become the industry standard in major urban markets served by major Cable providers, but systems in Summit Digital’s target market typically lag behind in adopting them, offering a substantial opportunity to increase penetration and per-customer revenue by offering these comprehensive service packages.  Summit Digital may at times build new Cable systems or wireless infrastructure to serve areas where no infrastructure is in place,

but the primary intent is to acquire underutilized existing systems.  Summit intends to support and extend these packages by offering wireless data and voice service within is system footprint.

Summit Digital believes that other value-added services delivered through Cable infrastructure, such as pay-per-view events, digital video and  digital video recording, high-definition TV and interstitial advertising also represent significant potential revenue streams that have not been effectively exploited by its acquisition targets.  Compatible services such as provision of wireless internet provide additional potential revenue streams.

Summit Digital intends to take decisive steps to streamline management, improve efficiency,  and reduce costs in systems it acquires using the following areas of emphasis:

•     Any debt that is attached to these systems by the prior ownership will be restructured

•     Billing, collection, call center and scheduling services will be centralized, significantly reducing costs for each system.

•     Head end technicians located at corporate headquarters will direct employees and monitor their performance, standardizing and service practices and quality control.

•     Theft by potential subscribers who attempt to steal services can have a significant impact on the viability of rural cable systems.  Measures to prevent theft will be installed, including regular audits conducted by our own installers as well as independent contractors.

•     Equipment purchasing will be combined to achieve economies of scale and reduce costs.

•     Structured management systems stressing continuous documentation, performance evaluation,

and action to address weaknesses will be installed, addressing a common management deficiency in small single-system operators.

Many small to medium sized single-system operators of the type common in rural and semi-rural America have not been developed to their full capacity,  for two primary reasons.

•     Many of these systems were overburdened with debt that was incurred on the initial construction of their cable systems.  Overly optimistic projections and unrealistic performance expectations not backed up by appropriate technology and management expertise, combined with lack of an established basis for prediction in many markets led system owners to take on excessive debt,

which enabled their entry to the business but also left them unable to sustain their business profitably.

•     The technology that supports the upgraded services that Summit intends to provide has only recently become cost-effective for smaller rural systems.  Even with today’s superior and less expensive technology, small individual cable systems rarely have the economies of scale or the financing necessary to effectively exploit these technologies.  Summit Digital’s knowledgeable technical team and ability to combine equipment purchases will provide the knowledge and the leverage with suppliers that are needed to effectively introduce these technologies.

Summit Digital believes, based on extensive interviews and contacts with management at local systems,

that the managers and owners of many of these systems are interested in acquisition on favorable terms by an MSO built around the principle of maximizing the potential of these systems. Based on interviews with small system managers, Summit Digital believes that many of these systems can be acquired in exchange for a combination of cash and Summit stock.

Once systems have been acquired, Summit Digital will upgrade them to support broadband Internet and voice telephony and aggressively market these combined services both to existing subscribers and non-

subscribers within the system footprint.  Existing cash flows, cash flows from acquired systems, and acquisition terms will allow Summit to pay for system upgrades as systems are built out.  Summit Digital does not intend to incur debt or sell shares to finance system upgrades.

Summit Digital will add an additional revenue stream to its acquired Cable systems through its capacity to insert local advertising, known as interstitials, to Cable TV content.  Summit Digital has the right to insert local advertising into programming from major networks such as CNN, ESPN, Fox News and many others.  This ad insertion is accomplished through an interface between the network and Summit Digital’s system, with the network providing cue tones that open time slots for Summit Digital’s advertisers.

Again, this is a revenue opportunity not currently exploited by the Cable systems Summit Digital seeks to acquire, and upgrading systems to accommodate this form of advertising presents a significant opportunity to generate additional revenue from existing infrastructure.

Summit Digital’s business strategy is to acquire systems meeting viability criteria, aggregate them in a multiple system operator format, improve management, reduce costs, and add revenue by aggressively promoting high-value services such as high speed broadband internet and pay-per-view TV  and by adding advertising income and wireless services to the system revenue mix.  Summit Digital will not surrender controlling interest in systems it acquires and  will not incur long-term debt or sell shares to  acquire systems or upgrade acquired systems.  We believe that we can substantially increase both our subscriber base and our revenue per subscriber by following this strategy.

Innovation

Summit Digital actively pursues innovative ways of  using existing technology and infrastructure to provide services and build customer and community relationships outside the traditional residential service model. Two initiatives in the 1st half of 2012 illustrate this commitment and the results it can bring.

•     Summit Digital is in the process of installing a sophisticated CCTV monitoring system for the community of McBain, Michigan, allowing continuous surveillance of key commercial and  road areas.  A web-based backbone permits data storage by Summit Digital as well as monitoring by the State Police.  The system is designed to facilitate rapid response in emergencies and to provide vital evidence and understanding in criminal and other incidents.  Summit Digital is compensated by an installation fee and will receive a long term monthly fee for managing the system.  Similar systems will be offered to other municipalities within Summit Digital’s service footprint.

•     Summit Digital recently installed a web-based  system for a major dairy farm, allowing the farm operators to continuously monitor operations and provide remote control for their robotic milkers.

Agricultural operations in the rural American Midwest are becoming increasingly sophisticated and there is enormous scope for leveraging Summit Digital’s existing technology and infrastructure to increase efficiency and create opportunity for Summit Digital and for its clients.

Summit Digital will continue to explore innovative ways to supply needed services to individual,

business, industrial and local government customers, using the full scope of opportunities provided by available technology.

Wireless Internet

Use of wireless internet services is exploding in the US, driven by rapidly expanding sales of smartphones, tablets, and other mobile devices.  Cisco Systems estimates that mobile traffic will expand from 0.6 exabytes/month in 2011 to 1.2 exabytes/month in 2012 and will reach 6.3 exabytes/month in

2015.

Cable operators across the US have recognized that the cable business and the WiFi business have close synergies and that WiFi represents a considerable opportunity for cable companies.  The synergy is based on a number of elements:

•     As the amount of data transferred over wireless networks expands, the critical need for backhaul services – the link between wireless broadcast points and the internet backbone – becomes increasingly critical.  Cable infrastructure is ideally suited to providing these services, enabling

Cable companies that also manage wireless sites to support their own backhaul needs instead of paying for them, as non-Cable operators must.

•     The ability of Cable companies to use existing infrastructure for backhaul also drastically reduces the expense of acquiring rights of way: Dan Rice, vice president of access network technology for

CableLabs, estimates that as much of 70% of the expense of establishing an outdoor WiFi infrastructure can be in “civil” costs such as real estate and permitting, expenses that are substantially lower for companies that already have infrastructure in place.  These cost advantages make it possible for Cable companies to compete aggressively on wireless service pricing while retaining high margins.

•     Wireless technology also provides an option that can supersede wired to reach hard-to-wire areas or as an option to homes in which the installed coaxial cable falls short.  These are significant features in Summit’s target market.

      •     Wireless services can bring in subscribers solely interested in wireless access.  More important, it can drive a “quadruple play” option in which Summit can offer a single-bill package combining

TV, home broadband, voice communications, and wireless access.  Carl Weinschenk of

Broadband Technology Report has commented that “WiFi will end up being the technology that enables the [cable] industry to fill the gaping hole in its arsenal: A comprehensive mobile voice and data service”.

Summit intends to pursue opportunities in this promising sector as an integral part of the Company’s expansion plan.

Subscriber Base

Summit Digital currently serves 1,296 subscribers in the States of Oklahoma and Michigan,  with an average monthly billing of approximately $69,000.  At the end of the first quarter of 2012, Summit served

686 subscribers in the States of Oklahoma and  Michigan, with monthly billing of approximately $33,000.

Proposed Expansion

Summit is aggressively pursuing expansion opportunities:

•     Summit has been granted a franchise and is building a new Cable System in McBain Michigan,

which is expected to be completed by the end  of 2012.   Summit will be initially providing Cable

TV, broadband Internet, and telephone services passing 550 homes and  an industrial complex containing several industries with substantial potential for expansion.

•     Summit has targeted 5 towers in northern Michigan for installation of wireless broadband technology.  These installations will serve up to 2500 residents within Summit’s current service footprint.

•     Summit is pursuing the proposed acquisition of additional Cable systems in the Fort Wayne,

Indiana area from New Wave Communications.

•     Summit is negotiating for the purchase of several systems in Michigan from Michigan Cable

Partners Inc.

Summit hopes to complete these negotiations and close the acquisitions by the end of 2012.  There is,

however, no assurance that all or any of these acquisitions will be completed.

Summit is targeting 100,000 total subscribers within three years, which the Company believes is a conservative estimate of potential, provided that adequate financing can be obtained.  Per-subscriber billing in the systems Summit has targeted, typically based only on Cable TV services, is under

$50/month.  Summit intends to increase this to a level close to the national average of $128/month.

Importance of Public Status

Summit Digital’s status as a subsidiary of a publicly traded company is a critical part of this expansion strategy.  The owners of the systems Summit seeks to acquire are familiar with the Cable industry and are in a position to appreciate the advantages of Summit Digital’s business model.  They are typically willing to accept Summit Digital shares as a major part of the acquisition terms, anticipating an increase in the stock’s value as Summit Digital acquires, upgrades, and integrates additional systems.

Acquisition Criteria

Summit Digital’s acquisition strategy relies on careful assessment of acquisition candidates by a management team with extensive experience in the Cable industry.

•     Many of the systems available for acquisition carry significant debt burdens.  Summit Digital will only go through with acquisitions if owners and/or creditors are willing to restructure debt.

Typically this involves an exchange of debt and equity, with owners/creditors exchanging debt for Summit shares.  Because these individuals are in the business, they understand the inherent viability and potential of Summit Digital’s business model, and these offers have so far met a generally positive reception.

•     Summit Digital focuses on areas that offer potential for aggregating multiple systems in physically adjacent territory, maximizing the potential of existing infrastructure.

•     Summit Digital targets area with existing unserved demand for broadband Internet.  Typically this means acquiring systems that do not offer broadband Internet at the time of acquisition, offering potential for immediate increase in subscribers and per-subscriber billing by adding broadband

Internet to the service package and aggressively promoting it.

•     Economic viability of acquisition candidates is evaluated by Summit Digital’s management team,

which has extensive experience in the Cable business.  In some cases the team may prefer to negotiate directly with creditors or a bankruptcy court; in others the system is deemed non-viable and the acquisition is abandoned.

•     Markets must be assessed for growth potential.  Some rural markets are economically stagnant with a decreasing population that will not support growth in our industry.  Acquisitions in these areas will not be pursued.

Market

There are approximately 10,700 Cable systems in operation in the United States. Companies owning more than one system are known in the Cable industry as multiple system operators (MSOs).  Four major

MSOs (AT&T, Time Warner, Comcast and Cox Communications) dominate the industry, accounting for

70 percent of all Cable television customers.  These major players have aggressively pursued the high-

density urban and suburban markets.

The rural, semi rural, and gated community market, in contrast, is extremely fragmented, dominated by single-system operators serving from 500 to 5,000 subscribers.  Many of these suffer from unstructured and passive management and have been slow to exploit the opportunities offered by Cable Internet, voice telephony, pay-per-view, and other value-added services that allow Cable companies to increase revenues with the same infrastructure.  As a consequence of this disparity, these smaller systems show monthly per-customer billing well below their larger, more aggressively managed urban rivals.

Many major MSOs show monthly billings of over $100/customer. Research firm SNL Kagan reports that

Comcast's subscribers pay on average more than $115 a month, with broadband Internet and voice services boosting billing.  The National Cable & Telecommunications Association estimated  that in June

2010 US Cable providers were serving 61.1 million basic video customers and 43.2 million high-speed

Internet customers, suggesting that roughly 70.7 percent of Cable customers are now buying high-speed

Internet from their Cable provider.

Summit Digital’s observation is that the rural providers targeted for acquisition lag far behind this figure,

even in networks that have made broadband Internet available.  Summit Digital believes that with effective marketing and introduction of competitive broadband services the percentage of TV customers subscribing to broadband can be brought up to national averages, offering a significant growth opportunity.

Summit Digital is aggressively pursuing acquisitions and other arrangements that will add to its subscriber base. The systems targeted for acquisition by Summit Digital serve rural, semi-rural, and gated communities, and their per-customer billings generally lag well behind these national averages.  Single-

system operators surveyed by Summit Digital as acquisition candidates typically have monthly billings below $50/customer, with Internet penetration as low as 25% in systems offering Internet.  Summit

Digital believes that this disparity represents a substantial opportunity, and that by adopting the bundling strategies and aggressive marketing techniques standard among larger MSOs,  Internet penetration and monthly billing in small systems can rapidly increase to levels comparable to national averages.

Broadband Internet provides a particularly attractive growth opportunity in our target niche.  The gap between rural and urban broadband adoption is summarized in a comprehensive study released in 2010,

sponsored by the National Telecommunications and Information Administration (NTIA) and conducted by the Census Bureau, titled Digital Nation: 21st Century America's Progress Toward Universal

Broadband Internet Access:

“There remains a substantial difference in overall broadband use at home between urban and rural areas.

The gap has declined since 2007 but still exists. In 2009, 65.9 percent of urban households and 54.1 percent of rural households accessed broadband service.  In contrast, 8.9 percent of rural households and only 3.7 percent of urban households used dial-up. In 2007, 53.8 percent of households in urban areas and

38.8 percent of households in rural America were broadband users. Again, rural homes relied more heavily on dial-up (19.3 percent) than urban did (8.5 percent) that year. Broadband use at home also varies by regions, with the West (68.0 percent of households) and Northeast (67.0 percent) leading,

followed by the Midwest (62.2 percent), and the South (60.0 percent) in 2009.”

The substantial lag in broadband adoption in rural markets, and the significant overhang of rural dial-up connections, represents a significant opportunity that Summit Digital’s business plan is designed to capture.  The disparity is particularly evident in the Midwest, which represents a major business focus for

Summit Digital.  Management believes that Cable companies in particular are well positioned to serve the increase in rural broadband connection: large numbers of homes already subscribe to Cable TV, making

Cable an obvious source for broadband.

The Obama administration has prioritized the extension of broadband services to rural areas,  with the

President specifically citing “connecting every corner of our country to the digital age” as a policy priority.  A broad array of privileges and incentives have been offered to companies pursuing the development or improvement of broadband services in underserved areas.  This program is clearly consistent with Summit Digital’s business plan, and Summit Digital is reviewing opportunities to take advantage of this support.

Nationwide, the long struggle for broadband dominance between Telco-provided Digital Subscriber Lines

(DSL) and Cable is conclusively resolving in favour of Cable.  The Leichtman Research Group states that

“Cable operators have the upper hand over traditional Telco’s”, buttressing the comment by reporting that in 2011 Cable companies added a total of 2.3 million subscribers, or 75 percent of overall broadband additions in 2011.  Credit Suisse analyst Stefan Anninger predicts that by 2015 Cable companies will control 56% of the broadband market, with DSL down to 15%.  John Dunbar of American University’s school of Communications has speculated that:

“The connection speed advantage that Cable companies have over traditional telecommunications providers —which still rely largely on aging digital subscriber line (DSL) technology — is significant enough to raise questions about whether the high-speed  Internet market will devolve from a telecom- and

Cable-dominated duopoly to a Cable monopoly.”

These trends, which Summit Digital expects to continue, suggest that while rural America may lag slightly behind urban areas in broadband adoption, it is headed in the same direction, and its lower level of saturation provides abundant room for growth.  Cable is likely to be the preferred delivery mechanism,

as it is elsewhere, particularly since a large percentage of homes already have Cable infrastructure installed.  Summit believes that aggressive marketing of improved broadband services can drive substantial increases in revenue per subscriber with relatively low incremental costs.  A report released on

July 10, 2010 by Infonetics Research, titled Residential Voice, Video, and Internet Services in North

America concludes “Broadband access is the true growth engine for residential services, with annual revenue for North American service providers expected to grow at a 13% compound annual growth rate

(CAGR) from 2009 to 2014”.  Management concurs with this assessment, and believes that the gap between rural and urban broadband adoption creates a significant opportunity for rapid expansion in broadband revenue.

Management

Summit Digital’s experienced management team is a core asset and the key to implementing its business strategy.

Thomas Nix, CEO and Director

Mr. Nix has been involved in the Cable Television industry since 1984.  Tom has negotiated Cable franchise and private Cable television agreements and directed construction and management of the daily operations of Cable systems in Florida, Texas, Missouri, Oklahoma, Nevada,  Arizona, California and

Michigan.   Recently Mr. Nix sold a number of his Texas and Michigan Cable systems to Comcast.  He

has also sold Cable systems to Time Warner,  Dimension, United Satellite, Cox and Prime.    Recognized

industry wide, Mr. Nix has been on the Board of Directors and was cofounder for Telecable, Telecast,

VisionComm and Data Cablevision.

Stephen Spencer, CFO and Director

Mr. Spencer has been involved with venture capital and start up companies for 20 years.  Stephen has worked with companies in both the US and abroad.  While serving as the CFO of Legends Capital Group,

a boutique venture capital firm, he managed the financial functions including treasury, financial reporting,

budgets, forecasts and projections.  He has been involved with public and private offerings including private placements and registrations.  He has worked as an officer for, and consultant to, US public companies with responsibilities for SEC reporting, GAAP accounting and SOX 404 compliance.  He was previously a CPA with Price Waterhouse, a public accounting firm and is currently the CFO and a director for Unico, Inc.

Roger Pace,  VP and Chief Technology Officer

Roger Pace has worked within the Cable television and telephone industries for the past 25 years.  He has served as Director and Vice President of Engineering for Datavison, and as system designer for Value

Added Communications.    He has designed and created programs for meter reading over the Cable, fully addressable monitored security via Cable, ad insertion technology and his own custom-designed TV channel guide, Cable TV head ends and distribution networks for private and franchised systems.  Mr.

Pace has extensive experience with assisting field technicians in isolating, diagnosing, and correcting complex field problems.  Mr. Pace will play a key role in all software and hardware decisions, and his expertise as well as his relationships with many leaders in the technical end of our industry will play a vital role in Summit’s growth as a company.

Patty Coleman, General Manager of Operations

Mrs. Coleman has worked in all phases of the Cable television and Internet industry, and currently serves as General Manager of operations at Summit Digital Holdings Inc.  She is responsible for the management of the daily operations, coordinating the customer service department, including the call center, and interfacing directly with the accounts receivable and payables department.  Her expertise in communication and organizational skills as well as her previous work experience in our industry will be a vital support to the rapid growth of the company.

Jay DeBoer, Chief Engineer

Jay DeBoer has been a network engineer for 10 years and has been administering wireless systems for 8 years.  He has experience with a wide range of networking systems and technologies, and with CATV head-ends and Coax and fiber-optic distribution.  He is responsible for the installation and operation of the Internet and Cable television distribution and client connections.  Jay is closely associated with other industry engineers, contractors and suppliers,  which will be of substantial value as we grow our company.

He will play a vital role in helping guide Summit Digital’s cost-effective adoption of increasingly sophisticated technologies.

Competition

Summit Digital operates in a highly competitive industry. The traditional dividing lines between providers offering long-distance, local and wireless telephone services,  Internet services and  video services are increasingly becoming blurred. Through mergers and various service integration and product bundling strategies, providers, including us, are striving to provide integrated communications service offerings within and across geographic markets. The converging communications industry is competing to deliver service bundles that include voice, broadband Internet access, and video content.

Summit Digital’s acquisition strategy is focused on markets that have to date been overlooked by the well-funded major MSOs such as Comcast and Time Warner, allowing Summit Digital to avoid head-to-

head competition with major competitors in the Cable industry.  There is, however, no assurance that these large companies will not move into the rural and semi-rural market at some point in the future, and

Summit Digital still faces direct competition from non-Cable entities providing overlapping service packages.

Cable television systems face competition from alternative methods of receiving and distributing television signals, including DBS and digital video over telephone lines, broadband IP-based services,

wireless and SMATV systems, and from other sources of news, information and entertainment such as

Internet services, off-air television broadcast programming, newspapers, movie theaters, live sporting events, interactive computer services, and home video products, including video disks. Summit Digital’s

Cable television systems also face competition from potential overbuilds of our existing Cable systems by other Cable television operators and municipally-owned Cable systems, and alternative methods of receiving and distributing television signals. The extent to which Summit Digital’s Cable television systems are competitive depends, in part, upon its ability to provide quality programming and other services at competitive prices.

The Internet industry is highly competitive, rapidly evolving and subject to constant technological change. Competition is based upon price and pricing plans, service bundles, the types of services offered,

the technologies used, customer service, billing services, perceived quality, reliability and availability.

Summit Digital’s Internet operations in any given region will compete with a variety of other Internet

Service Providers, some of which will have substantially greater financial, technical and marketing resources than it does.

Government Regulation

Summit Digital’s business is subject to substantial government regulation and oversight. The following summary of regulatory issues does not purport to describe all existing and proposed federal, state, and local laws and regulations, or judicial and regulatory proceedings that affect our businesses.  Existing laws and regulations are reviewed frequently by legislative bodies, regulatory agencies, and the courts and are subject to change. For example, critics continue to ask Congress to modify, if not altogether rework, the

1996 Telecom Act.  Any change in the Act that loosened regulatory oversight of ILECs’ control of bottleneck facilities could have an adverse impact on our businesses. We cannot predict at this time the outcome of the debate over the 1996 Telecom Act or any other existing or proposed laws and regulations.

Since Cable communications systems use local streets and rights-of-way, they generally are operated pursuant to franchises (which can take the form of certificates, permits or licenses) granted by a municipality or other state or local government entity. We believe that we have generally met the terms of our franchises, which do not require periodic renewal, and have provided quality levels of service. On

December 20, 2006, the FCC adopted rules to ensure a reasonable franchising process for new video market entrants; these rules have not had a material effect on our operations, but they may have such an effect in the future. Military franchise requirements also affect our ability to provide video services to military bases.

The 1992 Cable Act contains broadcast signal carriage requirements that allow local commercial television broadcast stations to elect once every three years to require a Cable system to carry the station,

subject to certain exceptions, or to negotiate for “retransmission consent” to carry the station.

The FCC has adopted rules to require Cable operators to carry the digital programming streams of broadcast television stations. The FCC has declined to require any Cable operator to carry multiple digital programming streams from a single broadcast television station, but should the FCC change this policy,

we would be required to devote additional Cable capacity to carrying broadcast television programming streams, a step that could require the removal of other programming services.

Cable System Delivery of Internet Service.   The FCC has defined high-speed Internet over Cable as an

“information service” not subject to local Cable-franchise fees, as Cable service may be, or any explicit requirements for “open access.” The Supreme Court affirmed the FCC’s position in a decision issued in

2005.

Although there is at present no significant federal regulation of Cable system delivery of Internet services,

this situation may change as Cable systems expand their broadband delivery of Internet services.

Proposals have been advanced at the FCC and  Congress to require Cable operators to provide access to unaffiliated  Internet service providers and online service providers and to govern the terms under which content providers and applications are delivered by all broadband network operators. If such requirements were imposed on Cable operators, it could burden the capacity of Cable systems and frustrate Summit

Digital plans for providing expanded Internet access services. These access obligations could adversely affect Summit Digital’s financial position, results of operations or liquidity.

Segregated Security for Set-top Devices.   The FCC mandated, effective July 1, 2007, that all new set-top video navigation devices must segregate the security function from the navigation function.  The new devices are more expensive than existing equipment, and compliance may increase Summit Digital’s cost of providing Cable services.  A waiver has been granted to one small Cable system conditioned upon,

among other things, its commitment to fully digitize analog signals throughout its Cable network. The

FCC has also indicated that enforcement of the separate security requirement may be deferred with respect to small Cable operators that meet certain criteria and are unable to receive compliant set-top devices in a timely manner from manufacturers. Subject to a waiver granted by the FCC on May 4, 2007,

Summit Digital may continue providing low-cost integrated set-top boxes to consumers to facilitate its transition to all-digital Cable systems, which has been completed.

Pole Attachments.   The Communications Act requires the FCC to regulate the rates, terms and conditions imposed by public utilities for Cable systems’ use of utility pole and conduit space unless state authorities can demonstrate that they adequately regulate pole attachment rates. In the absence of state regulation, the FCC administers pole attachment rates on a formula basis. This formula governs the maximum rate certain utilities may charge for attachments to their poles and conduit by companies providing communications services, including Cable operators. The RCA has largely retained the existing pole attachment formula that has been in state regulation since 1987. This formula could be subject to further revisions upon petition to the RCA and the FCC has initiated a rulemaking to consider application of the federal formula. Summit Digital cannot predict at this time the outcome of any such proceedings.

Copyright.   Cable television systems are subject to federal copyright licensing covering carriage of television and radio broadcast signals.  In exchange for filing certain reports and contributing a percentage of their revenues to a federal copyright royalty pool that varies depending on the size of the system, the number of distant broadcast television signals carried, and the location of the Cable system, Cable operators can obtain blanket permission to retransmit copyrighted material included in broadcast signals.

The possible modification or elimination of this compulsory copyright license is the subject of continuing legislative review.  Summit Digital cannot predict the outcome of this legislative review, which could adversely affect its  ability to obtain, desired broadcast programming. Copyright clearances for non-

broadcast programming services are arranged  through private negotiations.

Regulation of Internet-Based Services and Products.

General.   There is no one entity or organization that governs the Internet. Each facilities-based network provider that is interconnected with the global Internet controls operational aspects of their own network.

Certain functions, such as IP addressing, domain name routing, and the definition of the TCP/IP protocol,

are coordinated by an array of quasi-governmental, intergovernmental, and non-governmental bodies. The legal authority of these bodies is not precisely defined.

The 1996 Telecom Act provides little direct guidance as to whether the FCC has authority to regulate

Internet-based services. Given the absence of clear statutory guidance, the FCC must determine on a case-

by-case basis whether it has the authority or the obligation to exercise regulatory jurisdiction over specific

Internet-based activities.

Although the FCC does not regulate the prices charged by ISPs or Internet backbone providers, the vast majority of users connect to the Internet over facilities of existing communications carriers.  Those communications carriers are subject to varying levels of regulation at both the federal and the state level.

Thus, non-Internet-specific regulatory decisions exercise a significant influence over the economics of the

Internet market.

Many aspects of the coordination and regulation of Internet activities and the underlying networks over which those activities are conducted are evolving.  Internet-specific and non-Internet-specific changes in the regulatory environment, including changes that affect communications costs or increase competition from ILECs or other communications services providers, could adversely affect the prices at which

Summit Digital sells Internet-based services.

State and Local Regulation.   While the Communications Act generally preempts state and local governments from regulating the entry of, or the rates charged by, wireless carriers, it also permits a state to petition the FCC to allow it to impose commercial mobile radio service rate regulation when market conditions fail to adequately protect customers and such service is a replacement for a substantial portion of the telephone wire line exchange service within a state. No state currently has such a petition on file,

and all prior efforts have been rejected. In addition, the Communications Act does not expressly preempt the states from regulating the “terms and conditions” of wireless service.

Several states have invoked  this “terms and conditions” authority to impose or propose various consumer protection regulations on the wireless industry. State attorneys general have also become more active in enforcing state consumer protection laws against sales practices and services of wireless carriers. States also may impose their own universal service support requirements on wireless and other communications carriers, similar to the contribution requirements that have been established by the FCC.

States have become more active in attempting to impose new taxes and fees on wireless carriers, such as gross receipts taxes. Where successful, these taxes and fees are generally passed through to Summit

Digital’s customers and result in higher costs to its customers.

At the local level, wireless facilities typically are subject to zoning and land use regulation.  Neither local nor state governments may categorically prohibit the construction of wireless facilities in any community or take actions, such as indefinite moratoria, which have the effect of prohibiting construction.

Nonetheless, securing state and local government approvals for new tower sites has been and is likely to continue to be difficult, lengthy and costly.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements and Labor Contracts

Summit Digital currently operates under and holds no patents, trademarks, licenses, franchises,

concessions, royalty agreement or labor contracts.

Employees

Summit Digital currently has 4 full-time employees, all of which are located at its office in McBain,

Michigan.  Summit Digital’s management also uses contractors, consultants, attorneys and accountants as necessary.

DESCRIPTION OF PROPERTY

Summit Digital currently maintains an office in McBain, Michigan comprised of 1,400 square feet for which it pays $900 a month. The lease on the premises expires in August, 2013.

Summit Digital does not believe that it will need to maintain additional office space at any time in the foreseeable future in order to carry out its business operations as described herein.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Summit Digital has no trading market for its securities.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

This “Management’s Discussion and Analysis of Financial Condition” and other parts of this Information

Statement contain forward-looking statements that involve risks and uncertainties. Forward-looking statements can also be identified by words such as “anticipates,” “expects,” “believes,” “plans,”

“predicts,” and similar terms. Forward-looking statements are not guarantees of future performance and our actual results may differ significantly from the results discussed in the forward-looking statements.

Factors that might cause such differences include but are not limited to those discussed in the section entitled “Forward-Looking Statements and Factors That May Affect Future Results and Financial

Condition.” The following discussion should be read in conjunction with our financial statements and notes thereto included. Information presented herein is based on the financial statements for the three and six month periods ended June 30, 2012 and the annual periods ended December 31, 2011 and December

31, 2010. Summit Digital’s fiscal year end is December 31.

Discussion and Analysis

Summit Digitals plan of operation over the next twelve months is to acquire existing underutilized Cable systems in rural, semi-rural and gated community markets, aggregating them into a single Multi-System

Operator structure and creating growth by upgrading management, improving efficiency, cutting costs,

and fully exploiting the opportunities presented by bundling multiple services such as basic TV, premium

TV, pay-per-view, broadband Internet, and voice telephony.  These bundled service packages have become the industry standard in major urban markets served by major Cable providers, but systems in

Summit’s target market typically lag behind in adopting them, offering a substantial opportunity to increase penetration and per-customer revenue by offering these comprehensive service packages.

Summit Digital may at times build new Cable systems or wireless infrastructure to serve areas where no infrastructure is in place, but the primary intent is to acquire underutilized existing systems.

Summit Digital will require a minimum  of $500,000 dollars in debt or equity funding in the next twelve months to pursue its business plan. Such financing is not currently committed and there can be no assurance that such financing will be available within the next twelve months.

Results of Operations

During the six month period ended June 30, 2012, Summit Digital (i) upgraded its high speed broadband facilities; (ii) eliminated pole attachments to decrease costs; (iii) completed a state of the art closed circuit web based camera system for the city of McBain, Michigan; (iv) completed a high speed internet service connection to McBain High School; and (v)  completed a custom design wireless internet system for

Gingrich Meadows which directly interfaces with an automated milking system to increase production improve quality control in a cost effective fashion.

During the year ended December 31, 2011, Summit Digital (i) acquired the cable assets of PRCC, Inc.

including approximately 330 cable customers and approximately with $15,000 in average monthly billing; and (ii) extended cable television services and high speed wireless internet services into the

McBain market and  added a number of digital channels to Summit Digital’s head end located in Leroy.

Revenue

Net revenue for the three month period ended June 30, 2012 was $139,274 as compared to $115,440 for the three month period ended June 30, 2011. Net revenue for the six month period ended June 30, 2012 was $232,318 as compared to $236,907 for the six month period ended June 30, 2011. The slight decrease in revenue over the comparative three and six month periods can be attributed to changes in Summit

Digital’s subscriber base. Summit Digital expects that net revenues will increase over the next twelve months as new subscribers are added through targeted acquisitions or marketing efforts.

Net revenue for the twelve month period ended December 31, 2011 was $434,971 as compared to

$310,555 for the twelve month period ended December 31, 2010. The increase in net revenue over the comparative twelve month periods can be attributed to an increase in Summit Digital’s subscriber base.

Gross Income

Gross income for the three month period ended June 30, 2012 was $91,399 as compared to $53,236 for the three month period ended June 30, 2011. Gross income for the six month period ended June 30, 2012 was $131,372 as compared to $120,076 for the six month period ended June 30, 2011. The increase in gross income over the comparative three and six month periods can be attributed to the decrease in the cost of goods sold due to operating efficiencies. Summit Digital expects gross income to continue to increase as its subscriber base and services offered continue to grow.

Gross income for the twelve month period ended June 30, 2012 was $197,583 as compared to $188,526 for the twelve month period ended June 30, 2011. The increase in gross income over the comparative twelve month periods was tempered by expenses associated with acquiring new cable systems and the costs attendant to such activity.

Net Income (Loss)

Net income for the three month period ended June 30, 2012 was $32,479 as compared to a loss of $9,995 for the three month period ended June 30, 2011. Net income for the six month period ended June 30, 2012 was $13,462 as compared a net loss of $2,036 for the six month period ended June 30, 2011. The transition to net income in the current three and six month periods can be primarily attributed to the decrease in the cost of goods sold due to a decrease in cable customers and an increase in internet customers with the corresponding lower cost of internet service when compared to cable service, and the decrease in general, selling and administrative expenses over the respective periods. Summit Digital expects that net income will increase over the next twelve months as its subscriber base is expanded and operating efficiencies imposed on newly acquired systems.

Net losses for the twelve month period ended December 31, 2011 were $48,537 as compared to net income of $1,923 for the twelve month period ended December 31, 2010. The transition to net losses in the most recent twelve month period can be attributed to an increase in total operating expenses.

Operating Expenses

Operating expenses for the three month period ended June 30, 2012 were $58,920 as compared to operating expenses of $64,081 for the three month ended June 30, 2011. Operating expenses for the six month period ended June 30, 2012 were $117,911 as compared to $123,887 for the six month period ended June 30, 2011. The decrease in operating expenses over the comparative three and six  month periods can be attributed to decreases in general, selling and administrative expenses and compensation for personnel. Summit Digital expects that operating expenses will increase over the next twelve months as it seeks to fulfill its model by acquiring available cable and other services systems.

Operating expenses for the twelve month period ended December 31, 2011 were $254,140 as compared to

$191,756 for the twelve month period ended December 31, 2010. The increase in operating expenses over the comparative twelve month periods can be attributed to increases in general, selling and administrative expenses and compensation for personnel.

Depreciation and amortization expenses for the three month periods ended  June 30, 2012 and June 30,

2011 were $2,738 and $2,440 respectively. Depreciation and amortization expenses for the six month periods ended June 30, 2012 and June 30, 2011 were $5,455 and $4,869 respectively. Depreciation and amortization expenses are expected to continue to increase as Summit Digital acquires additional service related assets.

Depreciation and amortization expenses for the twelve month period ended December 31, 2011 was

$9,864 as compared to $946 for the year ended December 31, 2010.

Other Income

Other income for the three month period ended  June 30, 2012 was $0 as compared to other income of

$850 for the three month period ended  June 30, 2011. Other income for the six month period ended June

30, 2012 was $0 as compared to other income of $1,775 for the six month period ended June 30, 2011.

The decrease in other income during the current three and six month periods can be attributed to the rent of a home in prior year periods which is longer a revenue source. Summit Digital may realize other income in future periods.

Other income for the twelve month period ended December 31, 2011 increased to $8,020 from $5,153 for the twelve month period ended December 31, 2010, due to some fees received for performing emergency repair work on a downed pole and line.

Capital Expenditures

Summit Digital expended$169,622, less accumulated depreciation of $16,397, on capital expenditures for the period from inception on April21, 2009 to June 30, 2012 in connection with the acquisition of equipment and service systems.

Income Tax Expense (Benefit)

Summit Digital has a prospective income tax  benefit resulting from a net operating loss carry-forward and start up costs that will offset any future operating profit.

Impact of Inflation

Summit Digital believes that inflation has had a negligible effect on operations over the past three years.

Liquidity and Capital Resources

Summit Digital had current assets of $52,514 as of June 30, 2012, consisting of cash, trade receivables,

and other receivables and total assets of $222,136 consisting of current assets, property and equipment.

Summit Digital had current and total liabilities of $236,231 as of June 30, 2012, consisting of accounts payable and accrued expenses in addition to an amount due to Summit Holding. Stockholders’ deficit in

Summit Digital was $14,095 at June 30, 2012.

Summit Digital had current assets of $21,553as of December 31, 2011, consisting of cash and receivables and total assets of $192,532 consisting of current assets and fixed assets including property and equipment. Summit Digital had current liabilities of $48,370 as of December 31, 2011, consisting of accounts payable and accrued expenses and total liabilities of $220,089 consisting of current liabilities and long term debt of $171,719 related to the acquisition of a cable system purchased by Summit Holding for stock.  Stockholders’ deficit in Summit Digital was $27,557 at December 31, 2011.

Cash flow provided by operating activities for the six month period ended June 30, 2012was $20,431 as compared to $4,132 used in operating activities for the six month period ended June 30, 2011. The change to cash flows used in operating activities over the current six month period can be primarily attributed to the increase in accounts payable and accrued expenses. Summit Digital expects that it will continue to realize cash flow in operating activities as net income increases.

Cash flow used in operating activities for the twelve month period ended December 31, 2011 was $7,778 as compared to cash flow provided by operating activities of $10,456 for the twelve month period ended

December 31, 2010. The cash flows used in operating activities over the current twelve month period can be attributed to net losses.

Cash flow provided by investing activities for the six month period ended June 30, 2012 was $1,470 as compared to $11,314 provided by investing activities for the six month period ended June 30, 2011. The cash flow used in investing activities for the six month period ended June 30, 2012 was due to the repayment of a related party payable. Summit Digital expects to use cash flow in investing activities over the next twelve months as it seeks to expand business operations.

Cash flow provided by investing activities for the twelve month period ended December 31, 2011 was

$8,217 as compared to $13,921 used in investing activities for the twelve month period ended December

31, 2010. The cash flows used in financing activities in the current twelve month period can be attributed to the repayment of a related party payable offset by purchases of property and equipment.

Cash flow used in financing activities for the six month period ended June 30, 2012 was $4,098 as compared to $1,268 for the six months ended  June 30, 2010. The cash flows used in financing activities in the current six month period can be attributed to the purchase of fixed assets. Summit Digital expects to continue to use cash flow in financing activities in order to capitalize its business expansion.

Cash flow from financing activities for the twelve month periods ended December 31, 2011and December

31, 2010 was $0.

Summit Digital’s current assets are insufficient to expand its business model over the next twelve months as it will need at least $500,000 in debt or equity financing to fulfill its operational objectives. Although

Summit Digital has no current commitments or arrangements with respect to, or immediate sources of this funding it believes that on being acquired by the Corporation it will have access to a broader range of financing sources by virtue of belonging to a publically traded entity. However, no assurances can be given that funding, even as a subsidiary of a public company,  will be available. Even though the

Corporation is the most likely source of new funding the question then becomes whether the Corporation will be able to successfully generate sufficient capital through debt or equity offerings to meet those financial commitments necessary to expand Summit Digital’s business. Should  the Corporation be unable to procure sufficient funding for the expansion of Summit Digital such failure would have a material adverse affect on Summit Digital’s ability to fulfill its business model.

Summit Digital does not intend to pay cash dividends in the foreseeable future.

Summit Digital had no lines of credit or other bank financing arrangements as of June 30, 2012.

Summit Digital had no commitments for future capital expenditures that were material at June 30, 2012.

Summit Digital has no defined benefit plan or contractual commitment with any of its officers or directors.

Summit Digital has no current plans for the purchase or sale of any plant or equipment other than that anticipated for the expansion of its business operations.

Summit Digital has no current plans to make any changes in the number of employees other than that might accrete to it as the result of acquiring available businesses within the purview of its model.

Off-Balance Sheet Arrangements

As of June 30, 2012, Summit Digital had no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition,

revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources that are material to stockholders.

Critical Accounting Policies

In Note 1 to the audited financial statements for the years ended December 31, 2011 and 2010,

included hereto, Summit Digital discusses those accounting policies that are considered to be significant in determining the results of operations and its financial position.  Summit Digital believes that the accounting principles utilized  by it conform to accounting principles generally accepted in the United States.

The preparation of financial statements requires Summit Digital’s management to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. By their nature, these judgments are subject to an inherent degree of uncertainty. On an on-going basis Summit Digital evaluates estimates. Summit Digital bases its estimates on historical experience and other facts and circumstances that are believed to be reasonable, and the results form the basis for making judgments about the carrying value of assets and liabilities.  The actual results may differ from these estimates under different assumptions or conditions.

Going Concern

Summit Digital’s auditors have expressed an opinion as to Summit Digital’s ability to continue as a going concern due to the fact that it has suffered recurring losses from operations. Due to such losses, Summit

Digital’s ability to continue as a going concern is subject to whether it can to procure additional financing to fund its business model. Since there can be no assurance that such funds will be available to Summit

Digital despite its acquisition by the Corporation or that its business model will ultimately be successful the continued operation of the business remains in doubt.  The waiver of all debt owed to Summit

Holdings as of the closing date of the Agreement will result in a net increase in owner’s equity and have a positive effect on our ability to continue as a going concern.

ADDITIONAL GENERAL INFORMATION

CORPORATE SECURITIES

The voting and other rights that accompany our securities will not be affected by the increase in authorized common stock. Your existing certificate or certificates will continue to represent shares of the

Corporation’s common stock. Until you sell or otherwise transfer your shares of common stock, there is no need to send your existing stock certificates to the transfer agent or us.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of amendments to articles of incorporation and for a plan of exchange under the Nevada

Law. We have obtained this approval through the written consent of stockholders owning a majority of the outstanding voting shares of our common stock. Therefore, a special meeting of the Corporation’s stockholders will not take place for this purpose.

VOTING SECURITIES

The record date for purposes of determining the stockholders entitled to vote and to whom this

Information Statement is to be sent is September 15, 2012. As of the record date, we had

23,841,922shares of common stock issued and outstanding and entitled to vote on the Acquisition and the

Amendment, with each share of common stock entitled to one vote. The holders of 12,204,925 shares of the issued and outstanding common stock, representing approximately 51.2% of the votes entitled to be cast, approved the Acquisition and the Amendment by written consent.

DISSENTER'S RIGHTS OF  APPRAISAL

Dissenters’ rights are not applicable to the Acquisition or Amendment under Nevada Law.

SECURITY OWNERSHIP  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation’s common stock as of September 15, 2012, with respect to (i) all directors; (ii) each person known by us to be the beneficial owner of more than 5% of our common stock; and (iii) our directors and executive officers as a group.

Title of Class

Names and Addresses of Directors, Officers and

Number of

Percent of

Beneficial Owners

Shares

Class

Common Stock

Eric Montandon

P.O. Box 17774 Jebel Ali Free Zone, Dubai UAE

2,314,074*

9.7%

Common Stock

Digamber Naswa

P.O. Box 17774 Jebel Ali Free Zone, Dubai UAE

60,000

0.04%

Common Stock

All executive officers and directors as a group

2,232,592

10%

Common Stock

Asia8, Inc.

P.O. Box 17774 Jebel Ali Free Zone, Dubai UAE

2,014,074

8.5%

Common Stock

Akash Kothari Global Business House

1,620,000

6.8%

Common Stock

Rimac Trading Company, Ltd.

1,620,000

6.8%

Common Stock

SPM Line Lift  Machinery Exports, Ltd

1,905,000

8%

Common Stock

Global Venture Invest, Ltd

1,600,000

6.7%

*   Eric Montandon holds 300,000 shares of the Corporation’s common stock in his  own name with Adderley Davis & Associates

Ltd., and is  considered the beneficial owner of the 2,104,07 shares held by Asia8, Inc., a publicly reporting company, since he acts a director and the chief executive officer of Asia8, Inc.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Neither or sole executive officer and director nor any of his associates or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Acquisition or the

Amendment which is not shared by all other stockholders.

WHERE YOU CAN FIND MORE INFORMATION

We file all of our required reports and other information with the Commission. The public may read and copy any materials that are filed by the Corporation with the Commission at the Commission’s Public

Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The statements and forms filed by us with the Commission have also been filed electronically and are available for viewing or copy on the Commission maintained Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the

Commission. The Internet address for this site can be found at www.sec.gov.A copy of the Corporation’s quarterly report on Form 10-Q for the period ended June 30, 2012 and the yearly report on Form 10-K for the fiscal year ended December 30, 2011 can be found at the Commission’s internet site. Copies of our annual report will be sent to any stockholder without charge upon written request addressed to:

WWA Group, Inc.

700 Lavaca Street, Suite 1400

Austin

Texas 78701

This Information Statement is being furnished  by the Corporation and is available on the Corporation’s website at  http://www.wwagroup.com.

Summit Digital,  Inc. - audited annual periods ended December 31, 2011 and 2010…………................……..F-42

WWA Group, Inc. pro forma - unaudited - the period ended June 30, 2012 and the year ended December 31, 2010................................................................................................................. F-50

WWA GROUP, INC.

Condensed Consolidated Balance Sheets

June 30,

December 31,

Assets

2012

2011

(Unaudited)

(Audited)

Current assets:

Cash

$

2,725

$

49,010

Receivables, net

-

-

Advances to suppliers

-

-

Inventories

-

-

Prepaid expenses

-

32,406

Notes receivable

-

-

Other current assets

10

14,719

Total current assets

2,735

96,136

Property and equipment, net

-

-

Goodwill

-

181,250

Notes receivable

-

-

Investment in related party entity

-

-

Other assets

-

-

Total Assets

$

2,735     $

277,386

Liabilities and Stockholders' Equity

Current liabilities:

Accounts payables

$

-    $

27,856

Accrued expenses

594

170,563

Line of credit

-

-

Short Term Debt - Notes Payable

-

361,840

Current maturities of long-term debt

-

-

Total current liabilities

594

560,259

Long-term debt

$

-    $

-

Total liabilities

594

560,259

Commitments and contingencies

$

-    $

-

Stockholders' equity:

Common stock, $0.001 par value, 50,000,000 shares

authorized; 23,841,922 and 22,591,922 shares

Respectively issued and outstanding

23,842

22,592

Additional paid-in capital

4,472,830

4,449,080

Retained earnings

(4,494,531)

(4,650,299)

Non-controlling interest

-

(104,247)

Total stockholders' equity (deficit):

2,141

(282,874)

Total liabilities and stock holders' equity

$

2,735     $

277,386

See accompanying condensed notes to consolidated reviewed financial statements.

WWA GROUP, INC.

Consolidated Statements of Income

Three months ended June 30

Six months ended June 30

Unaudited

Unaudited

Unaudited

Unaudited

2012

2011

2012

2011

Revenues from commissions and services

$

-     $

-      $

-      $

-

Revenues from sales of equipment

-

-

-

-

Revenues from Ship Charter

-

-

-

-

Total revenues

$

-      $

-     $

-

$

-

Direct costs - commissions and services

-

-

-

-

Direct costs - sales of equipment

-

-

-

-

Gross profit

$

-      $

-     $

-      $

-

Operating expenses:

General, selling and administrative expenses

41,979

8,853

66,926

14,685

Salaries and wages

-

-

-

-

Selling expenses

-

-

-

-

Depreciation and amortization expense

-

-

-

-

Total operating expenses

$

41,979

$

8,853      $

66,926

$

14,685

(Loss) income from operations

$     (41,979)      $

(8,853)      $

(66,926)      $

(14,685)

Other income (expense):

Interest expense

-

-

-

-

Impairment of Notes receivables

-

-

-

(1,711,003)

Gain (loss) on Equity investment

101,168

(384,850)

105,168

(384,850)

Interest income

-

-

-

-

Other income (expense)

86,565

0

96,565

(2)

Total other income (expense)

187,733

(384,850)

201,733

(2,095,854)

Income before income taxes

145,754

(393,702)

134,807

(2,110,539)

Provision for income taxes

$

-      $

-     $

-      $

-

Net income (loss) from operations

$      145,754      $     (393,702)      $      134,807      $   (2,110,539)

Basic earnings (loss)  per common share

$

0.01      $

(0.02)

$

0.01      $

(0.09)

Diluted earnings per common share

$

-      $

-

-

-

Weighted average shares - Basic

23,841,922

22,591,922

23,841,922

22,591,922

Weighted average shares - Diluted

22,921,592

22,591,922

22,756,757

22,591,922

Net Income (Loss)

$      145,754      $     (393,702)      $      134,807      $   (2,110,539)

Other Comprehensive income  (loss)

$

-      $

-     $

-      $

-

Total Comprehensive income (loss)

$      145,754      $     (393,702)      $      134,807      $   (2,110,539)

See accompanying condensed notes to consolidated reviewed financial statements.

WWA GROUP, INC.

Condensed Consolidated Statements of Cash Flow

(Unaudited)

Six Months Ended June 30,

2012

2011

Cash flows from operating activities:

Net income ( loss)

$

134,807     $

(2,110,539)

Adjustments to reconcile net income to net cash

provided by operating activities

Depreciation and amortization

-

-

(Gain) loss on disposition of assets

-

-

(Gain) loss on equity investment

(105,168)

(384,850)

Difference in retained earnings due to non-consolidation of IDVC

20,961

-

Changes in operating assets and liabilities:

Decrease (Increase) in:

Accounts receivable

-

-

Advance to suppliers

-

-

Inventories

-

-

Prepaid expenses

32,406

-

Other current assets

14,709

-

Impairment of notes receivable

-

1,711,003

Increase (decrease) in:

Auction proceeds payable

-

-

Accounts payable

(27,856)

-

Accrued liabilities

(169,969)

21,512

Net cash used in operating activities

(100,110)

(36,199)

Cash flows from investing activities:

Purchase of property and equipment

-

-

(Increase) decrease in not receivable

-

33,000

(Increase) decrease in goodwill

181,250

-

(Increase) decrease in non-controlling interest

104,247

-

Proceeds from sale of fixed assets

-

-

Net cash provided by  investing activities

285,497

33,000

Cash flows from financing activities:

Increase (decrease) in line of credit

-

-

Payments/Proceeds from short-term notes payable

(361,840)

1,169

Debt settlement by issuance of equity investment

105,168

-

Debt settlement by issuance of common stock

25,000

-

Net cash provided by (used in) financing activities

(231,672)

1,169

Net decrease in cash and cash equivalents

(46,285)

(2,030)

Cash and cash equivalents at beginning of year

49,010

3,835

Cash and cash equivalents at end of period

$

2,725

$

1,805

See accompanying condensed notes to consolidated reviewed financial statements.

WWA GROUP, INC

NOTES TO  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

June 30, 2012

NOTE A – ORGANIZATION AND BASIS OF PRESENTATION

WWA Group, Inc., (“WWA Group”) operated through October 31, 2010 in Jebel Ali, Dubai, United Arab

Emirates (U.A.E) under a trade license from the Jebel Ali Free Zone Authority. Operations consisted of auctioning off used and new heavy construction equipment, transportation equipment and  marine equipment, the majority of which on a consignment basis. During the year ended December 31, 2011,

subsequent to October 31, 2010 WWA Group’s operations primarily consisted of focusing on developing its subsidiary, and assisting in the growth of its investment entity.

On October 31, 2010, WWA Group sold its 100% interest in its wholly owned subsidiaries,  World Wide and Crown to Seven International Holdings, Ltd. (“Seven”), a Hong Kong based investment company for an assumption by Seven of all the assets and liabilities of the World Wide subject to certain exceptions.

The disposition did not affect WWA Group’s interest in Asset Forum, LLC., its ownership of proprietary on-line auction software or its equity interest in Infrastructure Developments Corp. (“Infrastructure”).

On April 14, 2010, Intelspec International,  Inc. (“Intelspec”), our former minority owned unconsolidated subsidiary, concluded an agreement with Infrastructure, a publicly traded company, pursuant to which

Intelspec became a subsidiary of Infrastructure. WWA Group acquired an approximately 22% interest in

Infrastructure as a result of the transaction. In July 2010, WWA Group sold 4,000,000 shares of

Infrastructure at a value of $320,000 reducing WWA Group’s investment to 17.75%. Further on

November 21, 2011 WWA Group acquired 165,699,842 shares of common stock of Infrastructure on conversion of WWA Group’s convertible promissory note. On December 31, 2011 WWA Group owned

63.38% of Infrastructure making it a controlling shareholder of Infrastructure causing Infrastructure’s financials to be consolidated with those of WWA Group, Inc. However, as of June 30, 2012 WWA

Group’s shareholding in Infrastructure has decreased to 29.62% due to certain debt settlements amounting to a disposition of an aggregate of 67,509,667 IDVC shares. Since WWA Group is no longer a controlling shareholder it no longer consolidates its accounts with that of Infrastructure as of June 30, 2012.

WWA Group includes the accounts of its subsidiary,  Asset Forum LLC.

The consolidated financial statements present the financial position, results of operation, changes in stockholder’s equity and cash flows of WWA Group and its subsidiaries. All significant inter-company balances and transactions have been eliminated.

NOTE B – GOING CONCERN

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liabilities in the normal course of business. Accordingly, they do not include any adjustments relating to the realization of the carrying value of assets or the amounts and classification of liabilities that might be necessary should WWA Group be unable to continue as a going concern. WWA Group has accumulated losses and working capital and cash flows from operations are negative which raises doubt as to the validity of the going concern assumptions. These financials do not include any adjustments to the carrying value of the assets and liabilities, the reported revenues and expenses and balance sheet classifications used that would be necessary if the going concern assumption were not appropriate; such adjustments could be material.

WWA GROUP, INC

NOTES TO  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

June 30, 2012

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of WWA Group and its subsidiaries is presented to assist in understanding WWA Group’s financial statements. The financial statements and notes are representations of  WWA Group’s management who is responsible for the integrity and objectivity of the financial statements. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Basis of Presentation

The consolidated financial statements present the financial position, results of operation, changes in stockholder’s equity and cash flows of WWA Group and its subsidiaries. All significant inter-company balances and transactions have been eliminated. Investments in entities in which WWA Group can exercise significant influence, but does not own a majority equity interest or otherwise control, are accounted for using the equity method and are included as investments in equity interests on the consolidated balance sheets. Effective July 1, 2009, WWA Group adopted the Accounting Standards

Codification (the “Codification”), as issued by the FASB. The Codification became the single source of authoritative generally accepted accounting principles (“GAAP”) in the U.S.

Cash and Cash Equivalents

WWA Group considers all highly liquid investments purchased with maturity of three months or less to be cash equivalents.

As of June 30, 2012, there were no cash and cash equivalents held with a bank as compensating balance against borrowing arrangements.

Concentration of Credit Risk

WWA Group’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable, and investments. WWA Group’s cash and cash equivalents are maintained with high-quality international banks and financial institutions.  WWA Group believes no significant concentration of credit risk exists with respect to these cash investments.

WWA Group routinely assesses the financial strength of its customers and provides an allowance for doubtful accounts as necessary. Credit losses have been minimal to date.

Accounts Receivable and Allowance for Doubtful Accounts

WWA Group grants credit terms in the normal course of business to its customers.  Accounts receivables are stated at the amount management expects to collect from outstanding balances after discounts and bad debts, taking into account credit worthiness of customers and history of collection.

The allowance for doubtful accounts is based  on specifically identified amounts that management believes to be uncollectible.  If actual collections experience changes, revisions to the allowance may be required. No allowance for doubtful accounts is provided as company is collecting amount without default.

WWA GROUP, INC

NOTES TO  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

June 30, 2012

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventory

Inventories consist of equipment to be sold in auctions and otherwise, stated at the lower of cost or market. The cost is determined by specific identification method. Cost includes purchase price, freight,

insurance, duties and other incidental expenses incurred in bringing inventories to their present location and condition. WWA Group records a reserve if the fair value of inventory is determined to be less than the cost.

Property and Equipment

Property and equipment are stated at cost less depreciation and provision for impairment where appropriate. Depreciation expense is computed using the straight-line method over estimated useful lives of three to five years except for the vessel in which case the estimated useful life is twenty years. Gains and losses on depreciable assets retired or sold are recognized in the statement of operations in the year of disposal. All repair and maintenance costs are expensed as incurred.

Impairment of Long-Lived Assets

WWA Group reviews long-lived assets such as property, equipment, investments and definite-lived intangibles for impairment annually and whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. As required by Statement FASB Accounting Standard

Codification 360, WWA Group uses an estimate of the future undiscounted net cash flows of the related asset or group of assets over their remaining economic useful lives in measuring whether the assets are recoverable.  If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized for the amount by which the carrying amount exceeds the estimated fair value of the asset.  Impairment of long-lived assets is assessed at the lowest levels for which there are identifiable cash flows that are independent of other groups of assets.  Assets to be disposed of are reported at the lower of the carrying amount or fair value, less the estimated costs to sell.  In addition, depreciation of the asset ceases. During the six months period ended June 30, 2012, no significant impairment of long-lived assets was recorded.

Investment in Equity Interest

WWA Group has approximately a 29.62% shareholding in its equity investment in Infrastructure as of

June 30, 2012. During the year ended December 31, 2010 the company had maintained the accounts under the equity method of accounting whereby WWA Group recorded its proportionate share of the net income or loss of the equity interest up to June 30, 2010. On November 21, 2011, WWA Group converted its Notes Receivable into an equity investment and received 165,699,842 shares increasing its interest to a

63% interest in Infrastructure. Since WWA Group became a majority share holder of Infrastructure as of

November 21, 2011 it consolidated its financials with those of Infrastructure as of December 31, 2011 and

March 31, 2012. As of June 30’ 2012 WWA Group no longer consolidates its accounts with those of

Infrastructure due the decrease in its interest and the full impairment of its remaining equity investment in

Infrastructure.

WWA GROUP, INC

NOTES TO  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

June 30, 2012

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investment in Related Party

WWA Group did not have any investment in related party as of June 30, 2012. Until October 31, 2010

WWA Group accounted for its equity investment in a foreign affiliate using the fair value measurement principles. WWA Group reviews its investments annually for impairment and records permanent impairments as a loss on the income statement.

Revenue Recognition

Revenues from commissions and services consist of revenues earned in WWA Group’s capacity as agent for consignors of equipment, incidental interest income, internet and proxy purchase fees, and handling fees on the sale of certain lots. All commission revenue is recognized when the auction sale is complete,

the equipment is delivered to the buyer, and WWA Group has determined that the auction proceeds are collectible. Revenues from sales of equipment originate from the auctioned sale of equipment inventory owned by WWA Group. WWA Group recognizes the revenue from such sales when the auction has been completed, the equipment has been delivered to the purchaser, and collectability is reasonably assured.

All costs of goods sold are accounted for under direct costs.

Revenues from sales of equipment originate from the auctioned and private sale of equipment inventory owned by the Company. WWA Group recognizes the revenue from such sales when the sale has been invoiced, the equipment has been delivered to the purchaser, and collectability is reasonably assured.  All costs of goods sold are accounted for under direct costs

Income Taxes

Deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. WWA

Group records a valuation allowance against particular deferred income tax assets if it is more likely than not that those assets will not be realized. The provision for income taxes comprises WWA Group’s current tax liability and change in deferred income tax assets and liabilities.

Significant judgment is required in evaluating WWA Group’s uncertain tax positions and determining its provision for income taxes. WWA Group establishes reserves for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when WWA Group believes that certain positions might be challenged despite its belief that its tax return positions are in accordance with applicable tax laws. WWA Group adjusts these reserves in light of changing facts and circumstances, such as the closing of a tax audit, new tax legislation, or the change of an estimate. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made. The provision for income taxes includes the effect of reserve provisions and changes to reserves that are considered appropriate, as well as the related net interest and penalties.

WWA GROUP, INC

NOTES TO  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

June 30, 2012

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Share-Based Compensation

For   stock-based   awards   granted   on   or   after   January   1,   2006,   WWA   Group   records   stock-based

compensation  expense  based  on  the  grant  date  fair  value,  estimated  in  accordance  with  the  provisions  of

ASC 718 and ASC 505-50.

Under the 2006 Benefit Plan of WWA Group, Inc., WWA Group may issue stock, or grant options to acquire, up to 2,500,000 shares of WWA Group's common stock to employees or other individuals including consultants or advisors, who render services to WWA Group or our subsidiaries.  As of

December 31, 2011 1,250,000 registered securities remained available for issuance or grant under the

Plan. On June 6, 2012 WWA Group authorized and approved the issuance of remaining 1,250,000 common shares available pursuant to the Plan valued at $0.02 a share.

.

Foreign Exchange

WWA Group’s reporting currency is the United States dollar. WWA Group’s functional currency is also the U.S. Dollar. (“USD”) Transactions denominated in foreign currencies are translated into  USD and recorded at the foreign exchange rate prevailing at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies,  which are stated at historical cost, are translated into USD at the foreign exchange rates prevailing at the balance sheet date. Realized and unrealized foreign exchange differences arising on translation are recognized in the income statement.

WWA GROUP, INC

NOTES TO  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

June 30, 2012

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value Measurements

Effective July 1, 2008, WWA Group adopted new fair value accounting guidance. The adoption of the guidance was applied to long-lived assets such as property, equipment, investments and definite-lived intangibles. The guidance defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, WWA Group considers the principal or most advantageous market in which WWA

Group would transact business and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

The guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The guidance establishes three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which all significant inputs are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs to the valuation methodology those are significant to the measurement of fair value of assets or liabilities.

All of WWA Group’s available-for-sale investments and non-marketable equity securities are subject to a periodic impairment review.  Investments are considered to be impaired when a decline in fair value is judged to be other-than-temporary. This determination requires significant judgment. For publicly traded investments, impairment is determined based upon the specific facts and circumstances present at the time, including a review of the closing price over the previous six months, general market conditions and

WWA Group’s intent and ability to hold the investment for a period of time sufficient to allow for recovery. For non-marketable equity securities, the impairment analysis requires the identification of events or circumstances that would likely have a significant adverse effect on the fair value of the investment, including revenue and earnings trends, overall business prospects and general market conditions in the investees’ industry or geographic area.  Investments identified as having an indicator of impairment are subject to further analysis to determine if the investment is other-than-temporarily impaired, in which case the investment is written down to its impaired value.

WWA GROUP, INC

NOTES TO  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

June 30, 2012

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income per Common Share

The computation of basic earnings per common share is based on the weighted average number of shares outstanding during each year. The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the year, plus the common stock equivalents that would arise from the exercise of stock options and warrants outstanding, using the treasury stock method and the average market price per share during the year. As of June 30, 2012 there were no outstanding common stock equivalents.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in

United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and  disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Actual results could differ from those estimates.

Recent accounting pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards

Update (ASU) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”, which will require disclosures for entities with financial instruments and derivatives that are either offset on the balance sheet in accordance with ASC 210-20-45 or ASC 815-10-45, or are subject to a master netting arrangement. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January

1, 2013. WWA Group currently evaluating the impact of the adoption of ASU 2011-11 on its financial position, results of operations, and disclosures.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income, Presentation of

Comprehensive Income and in December 2011, the FASB issued ASU No. 2011-12, Deferral of the

Effective Date for Amendments to the Presentation of Reclassification of Items out of Accumulated Other

comprehensive Income in ASU 2011-05 to increase the prominence of items reported in other comprehensive income. Specifically, the new guidance allows an entity to present components of net income or other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate, but consecutive statements. The new guidance eliminates the current option to report other comprehensive income and its components in the consolidated statement of shareholders' equity. While the new guidance changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income under current accounting guidance. This new guidance is effective for fiscal years and interim periods beginning after December 15, 2011. We adopted this guidance on January 1, 2012 and have presented a new financial statement titled Condensed Consolidated Statement of Comprehensive Income for the six month periods ending June 30, 2012 and April 2, 2011.

WWA GROUP, INC

NOTES TO  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

June 30, 2012

NOTE D – INVESTMENTS

Investment in Equity Interest

In December 2006, WWA Group acquired a 32.5% interest in Power Track Projects, FZE (“PTP”) for a consideration of $1,786,000. PTP is a Dubai, UAE entity which operates a rock crushing and stone quarry in Ras Al Khaimah, UAE. The ownership interest was increased to approximately 35% in 2007. In

October 2008, WWA Group’s shares of PTP were exchanged for shares of Intelspec International, Inc

(“Intelspec”). The exchange resulted in the WWA Group’s ownership of 32% of Intelspec.  In December

2009, Intelspec raised additional equity financing through issuance of stock thus resulting in a reduction of WWA Group’s ownership interest to 30%. In April 2010 Intelspec was acquired by Infrastructure,

setting WWA Group’s ownership interest in Infrastructure at 22%. In July 2010, WWA Group sold 4 million shares of Infrastructure at a value of $320,000 reducing WWA Group’s investment to 17.75%.

As of December 31, 2009 WWA Group owned a 30% equity interest in Intelspec International,  Inc.

WWA Group accounted for its interest in Intelspec using the equity method of accounting whereby

WWA Group recorded its proportionate share of the net income or loss attributable to the equity interest.

In April 2010 Intelspec was acquired by Infrastructure, a publicly traded company, which acquisition reduced WWA Group's equity interest to 24%. In July 2010,  WWA Group sold shares of its common stock in a private transaction, further reducing WWA Group’s ownership interest to 18%.

On November 21, 2011 WWA Group converted its Notes Receivable due from Infrastructure to equity as a result of which as of December 31, 2011 WWA Group owned approximately 63% of the common stock of Infrastructure. Since WWA Group became the majority shareholder of Infrastructure as of November

21, 2011 its financials as of December 31, 2011 and March 31, 2012 were consolidated with those of

WWA Group Inc for reporting purposes.

On June 30, 2012 WWA Group divested itself of 67,509,667 shares of Infrastructure in a series of debt settlement agreements, which settlements decreased WWA Group’s equity interest in Infrastructure to

29.62%.

NOTE E – SHORT TERM BORROWINGS AND LINES OF CREDIT

WWA Group has no short term borrowings from unrelated entities as of June 30, 2012

NOTE F – STOCK OPTIONS

Under  FASB  Accounting  Standard  Codification  718,  WWA  Group  estimates  the  fair  value  of  each  stock award  at  the  grant  date  by  using  the  Black-Scholes  option  pricing  model.  There  were  no  grants  of  stock awards during 2011 and in 2010. WWA Group recorded no expense for 2011 an 2010 for the fair value of the stock options granted.

The following weighted average assumptions were used for grants made during the year ended December

31, 2008:

Dividend yield of zero percent for all periods; expected volatility of 58.20% and 63.76%; risk-free interest rates of 2.24% and 3.94% and expected lives of 1.0 and 2.0, respectively.

WWA GROUP, INC

NOTES TO  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

June 30, 2012

NOTE F – STOCK OPTIONS (Continued)

A summary of the status of WWA Group's stock options as of December 31, 2010 and changes during the years ended December 31, 2011 and 2010 is presented below:

Weighted

Weighted

Number of

Average

Average

Options

Exercise

Grant Date

Price

Fair Value

Outstanding December 31, 2007

576,973

$ 1.00

$ 0.23

Granted

100,000

$ 0.36

$ 0.17

Expired

-

$ 0.00

$ 0.00

Exercised

-

$ 0.00

$ 0.00

Outstanding December 31, 2008

676,973

$ 0.36

$ 0.17

Exercisable

676,973

$ 0.36

$ 0.17

Granted

-

$ 0.00

$ 0.00

Exercised

-

$ 0.00

$ 0.00

Expired

(676,973)

$ 0.36

$ 0.17

Outstanding December 31, 2009 &

2010 and 2011

-

$ 0.00

$ 0.00

NOTE G – RELATED PARTY TRANSACTIONS

As of June 30, 2012 WWA Group has no related party investments.

NOTE H – COMMITMENTS AND CONTINGENCIES

Contingencies

WWA Group may become or is subject to investigations,  claims or lawsuits ensuing out of the conduct of its  business.  WWA  Group  is  currently  not  aware  of  any  such  items,  except  those  discussed  below,  which it believes could have a material effect on its financial position.

NOTE I- CONSOLIDATION AND MINORITY  INTERESTS

As of June 30’ 2012 WWA group has not consolidated the accounts of Infrastructure due to  full impairment of its equity investment in IDVC.

WWA GROUP, INC

NOTES TO  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

June 30, 2012

NOTE J- SUBSEQUENT EVENTS

WWA Group evaluated  its June 30, 2012 financial statements for subsequent events through the date the financial statements were originally issued. Other than the events noted below, WWA Group is not aware of any subsequent events which would require recognition or disclosure in the financial statements.

On July 12, 2012 WWA Group enter into a Share Exchange Agreement to acquire all of the issued and outstanding shares of Summit Digital,  Inc. subject to shareholder approval.

Pinaki & Associates LLC

Certified Public Accountants

625 Barksdale Rd., Ste# 113

Newark, DE  19711

Phone: 408-896-4405 | pmohapatra@pinakiassociates.com

To the Board of Directors

WWA Group, Inc.

700 Lavaca Street, Suite 1400

Austin, Texas 78701

We have audited the accompanying consolidated balance sheets of WWA Group, Inc. and subsidiaries as of December 31, 2011 and 2010, and the related consolidated statements of income, stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.  The Company's financial statements as of

December 31, 2010 and the year then ended were audited by other auditors whose report thereon, dated

April 14, 2011, expressed an unqualified opinion on those statements. The predecessor auditors reported on those financials before they were restated. As of the date of issuance of this report, the predecessor auditors have ceased operations with respect to public entities.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight

Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of WWA Group, Inc. and subsidiaries as of December 31, 2011 and 2010,

and the related consolidated statements of income, stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010, in conformity with accounting principles generally accepted in the

United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company has suffered recurring losses from operations that raises a substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Pinaki & Associates, LLC

Pinaki & Associates, LLC

Hayward, CA

April 12, 2012

WWA GROUP, INC.

Consolidated Balance Sheets

Assets

December 31, 2011

December 31, 2010

Current assets:

Cash

$

49,010

$

3,835

Prepaid expenses

32,406

-

Notes receivable

-

2,932,003

Other current assets

14,719

264,835

Goodwill

181,250

-

Total current assets

277,386

3,200,673

Investment in equity interests

-

1,219,219

Total Assets

$

277,386

$

4,419,892

Liabilities and Stockholders' Equity

Current liabilities:

Accounts payables

27,856

-

Accrued expenses

170,563

92,220

Short Term Debt - Notes Payable

361,840

7,000

Total current liabilities

560,259

99,220

Total liabilities

560,259

99,220

Stockholders' equity:

Common stock, $0.001 par value, 50,000,000 shares

authorized; 22,591,922 shares

issued and outstanding

22,592

22,592

Additional paid-in capital

4,449,080

4,449,080

Retained earnings

(4,650,299)

(151,000)

Non-controlling interest

(104,247)

-

Total stockholders' equity:

(282,874)

4,320,672

$

$

Total liabilities and stock holders' equity

277,386

4,419,892

The accompanying notes are an integral part of these consolidated financial statements.

WWA GROUP, INC.

Consolidated Statements of Income

For The Year Ending Dec 31

2011

2010

(Restated)

Continuing Operations

Revenues from commissions and services

$

-    $

12,170

Revenues from sales of equipment

$

-    $

72,600

Total revenues

-

84,770

Direct costs - commissions and services

-

9,646

Direct costs - sales of equipment

-

68,371

Gross profit

-

6,753

Operating expenses:

General, selling and administrative expenses

120,408

143,733

Salaries and wages

6,408

42,201

Selling expenses

-

2,878

Depreciation and amortization expense

-

18,827

Total operating expenses

126,816

207,638

Income (Loss) from operations

(126,816)

(200,884)

Other income (expense):

Interest expense

(1,644)

(318,282)

Interest income

68,541

0

Impairment of Notes receivables

(1,711,003)

Loss on equity investment

(2,475,661)

47,353

Other income (expense)

(264,827)

0

Total other expense

(4,384,594)

(270,929)

Loss before income taxes

(4,511,410)

(471,813)

Provision for income taxes

$

-    $

-

Loss for the year from continuing operations

$

(4,511,410)    $

(471,813)

Discontinued operations

Loss for the year from discontinued operations net of tax

-

(453,531)

Loss recognized on sale of World Wide

Auctioneers,  Ltd and Crown Diamond Holdings Ltd

-

(749,227)

Non Controlling Loss

(12,111)

Loss for the year

(4,499,299)

(1,660,570)

Basic earnings per common share

Continued Operation

$

(0.20)    $

(0.05)

Discontinued operations

$

-    $

(0.02)

Diluted earnings per common share

Continued Operation

$

(0.20)    $

(0.05)

Discontinued operations

$

-    $

(0.02)

Weighted average shares - Basic

22,591,922

22,591,922

Weighted average shares - Diluted

22,591,922

22,591,922

WWA GROUP, INC.

Consolidated Statements of Cash Flow

For year ending December 31,

2011

2010

(Restated)

Cash flows from operating activities:

Net  income ( loss)

$ (4,499,299)     $

(1,660,570)

Adjustments to reconcile net  income to net  cash

provided by operating activities

Depreciation and amortization

0

18,827

(Gain)  loss on disposition of assets

-

-

Bad debt

-

-

(Gain)  loss on sale of subsidiary

0

749,227

(Gain)  loss on equity investment

0

(47,353)

Changes in operating assets and  liabilities:

-

-

Decrease (Increase)  in:

-

-

Accounts receivable

0

1,029

Advance to  suppliers

0

-

Inventories

0

6,977

Prepaid expenses

(32,406)

-

Other current assets

250,116

(264,835)

Other assets

0

-

Impairment  of notes receivables

1,711,003

0

Impairment  of investment

2,475,661

Increase (decrease)  in:

-

-

Auction proceeds payable

0

(16,394)

Accounts payable

27,856

(12,000)

Accrued  liabilities

78,343

(31,443)

Cash flows from operating activities from discontinued operations

0

(3,452,778)

Net  cash provided by (used  in) operating activities

11,274

(4,709,314)

Cash flows from investing activities:

Acquisition of business net  of cash

(285,497)

0

Purchase of property and equipment

0

0

Purchase of investment through conversion of note

(1,256,441)

320,000

Proceeds from sale of subsidiary

0

10

(Increase) decrease  in note receivable

1,221,000

(570,093)

(Increase) decrease  in net  assets on sale of subsidiary

(749,237)

Proceeds from sale of fixed assets

0

0

Payments received on notes receivable

0

-

Cash flows from investing activities from discontinued operations

0

6,390,705

Net  cash provided by (used  in)  investing activities

(320,938)

5,391,385

Cash flows from financing activities:

Increase (decrease)  in line of credit

0

-

Proceeds from short-term notes payable

354,840

6,400

Payments on short-term notes

0

-

Payments/proceeds- long-term debt

0

-

Adjustment  of inter company

0

-

Cash flows from financing activities from discontinued operations

0

(726,788)

Net  cash provided by (used  in)  financing activities

354,840

(720,388)

Net  increase (decrease)  in cash and cash equivalents

45,175

(38,317)

Cash and cash equivalents at beginning of year

3,835

42,152

Cash and cash equivalents at end of period

$

49,010     $

3,835

The accompanying notes are an integral part of these consolidated financial statements

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE A – ORGANIZATION AND BASIS OF PRESENTATION

WWA Group, Inc., (“WWA Group”) operated through October 31, 2010 in Jebel Ali, Dubai, United Arab

Emirates  (U.A.E)  under  a  trade  license  from  the  Jebel  Ali  Free  Zone  Authority.  Operations  consisted  of

auctioning   off   used   and   new   heavy   construction   equipment,   transportation   equipment   and   marine

equipment,  the  majority  of  which  on  a  consignment  basis.  During  the  year  ended  December  31,  2011,

subsequent  to  October 31,  2010  WWA Group’s operations  primarily  consisted  of  focusing  on developing its subsidiary, and assisting in the growth of its investment entity.

On  October  31,  2010,  WWA  Group  sold  its  100%  interest  in  its  wholly  owned  subsidiaries,  World  Wide and  Crown  to Seven  International Holdings,  Ltd.  (“Seven”),  a  Hong Kong based  investment company for an  assumption  by  Seven  of  all  the  assets  and  liabilities  of  the  World  Wide  subject  to  certain  exceptions.

The  disposition  did  not  affect  WWA  Group’s  interest  in  Asset  Forum,  LLC.,  its  ownership  of  proprietary on-line  auction  software  or  its  equity  interest  in  Infrastructure  Developments  Corp.  (“Infrastructure”)  in

which it currently holds a consolidated 63.38% equity position.

On  April  14,  2010,  Intelspec  International,  Inc.  (“Intelspec”),  our  former  minority  owned  unconsolidated subsidiary,  concluded  an  agreement  with  Infrastructure,  a  publicly  traded  company,  pursuant  to  which

Intelspec  became  a  subsidiary  of  Infrastructure.  WWA  Group  acquired  an  approximately  22%  interest  in

Infrastructure   as   a   result  of   the   transaction.   In  July  2010,   WWA  Group   sold   4,000,000   shares  of

Infrastructure   at   a   value   of   $320,000   reducing   WWA   Group’s   investment   to   17.75%.   Further   on

November  21,  2011  WWA  Group  acquired  165,699,842  shares  of  common  stock  of  Infrastructure  on conversion  of  WWA Group’s  convertible promissory  note.  On December 31st,  2011  WWA Group  owned

63.38%  of  Infrastructure  making  it  a  controlling  shareholder  of  Infrastructure  causing  the  Infrastructure

financials  to  be  consolidated  with  those  of  WWA  Group,  Inc.   Therefore,  the  financials  of  Infrastructure

as of December 31, 2011 has been consolidated with WWA group Inc.

WWA  Group  includes  the  accounts  of  (i)  its  wholly  owned  subsidiary,  Asset  Forum  LLC,  a  company founded by WWA Group in the state of Nevada on January 7, 2010, and (ii) Infrastructure.

The  consolidated  financial  statements  present  the  financial  position,  results  of  operation,  changes  in stockholder’s  equity  and  cash  flows  of  WWA  Group  and  its  subsidiaries.  All  significant  inter-company balances and transactions have been eliminated.

NOTE B – GOING CONCERN

The accompanying  consolidated  financial  statements have been prepared  on a going  concern basis,  which contemplates  the  realization  of  assets  and  liabilities  in  the  normal  course  of  business.  Accordingly,  they do  not  include  any  adjustments  relating  to  the  realization  of  the  carrying  value  of  assets  or  the  amounts and  classification  of  liabilities  that  might  be  necessary  should  WWA  Group  be  unable  to  continue  as  a going  concern.  WWA  Group  has  accumulated  losses  and  working  capital  and  cash flows  from  operations are  negative  which  raises  doubt  as  to  the  validity  of  the  going  concern  assumptions.  These  financials  do not  include  any  adjustments  to  the  carrying  value  of  the  assets  and  liabilities,  the  reported  revenues  and expenses  and  balance  sheet  classifications  used  that  would  be  necessary  if  the  going  concern  assumption were not appropriate; such adjustments could be material.

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of WWA Group and  its subsidiaries is presented to assist

in   understanding   WWA   Group’s   financial   statements.   The   financial   statements   and   notes   are

representations  of  WWA  Group’s  management  who  is  responsible  for  the  integrity  and  objectivity  of  the financial  statements.  These  accounting  policies  conform  to  generally  accepted  accounting  principles  and have been consistently applied in the preparation of the financial statements.

Basis of Presentation

The  consolidated  financial  statements  present  the  financial  position,  results  of  operation,  changes  in stockholder’s  equity  and  cash  flows  of  WWA  Group  and  its  subsidiaries.  All  significant  inter-company balances  and  transactions  have  been  eliminated.  Investments  in  entities  in  which  WWA  Group  can exercise  significant  influence,  but  does  not  own  a  majority  equity  interest  or  otherwise  control,  are

accounted   for  using  the   equity  method   and   are  included   as  investments   in  equity   interests  on  the

consolidated  balance  sheets.  Effective  July  1,  2009,  WWA  Group  adopted  the  Accounting  Standards

Codification (the  “Codification”),  as  issued  by  the  FASB.  The  Codification  became  the  single  source  of authoritative generally accepted accounting principles (“GAAP”) in the U.S.

Cash and Cash Equivalents

WWA  Group  considers  all  highly  liquid  investments  purchased  with  maturity  of  three  months  or  less  to be cash equivalents.

As  of  December  31,  2011  and  2010,  there  were  no  cash  and  cash  equivalents  held  with  a  bank  as compensating balance against borrowing arrangements.

Concentration of Credit Risk

WWA  Group’s  financial  instruments  that  are  exposed  to  concentrations  of  credit  risk  consist  primarily  of

cash   and   cash   equivalents,   accounts   receivable,   and   investments.   WWA   Group’s   cash   and   cash

equivalents  are  maintained  with  high-quality  international  banks  and  financial  institutions.  WWA  Group believes no significant concentration of credit risk exists with respect to these cash investments.

WWA  Group  routinely  assesses  the  financial  strength  of  its  customers  and  provides  an  allowance  for doubtful accounts as necessary. Credit losses have been minimal to date.

Accounts Receivable and Allowance for Doubtful Accounts

WWA  Group  grants  credit  terms  in  the  normal  course  of  business  to  its  customers.  Accounts  receivables are stated  at the amount management expects  to collect from outstanding balances after discounts and  bad debts, taking into account credit worthiness of customers and history of collection.

The   allowance   for   doubtful   accounts   is   based   on   specifically   identified   amounts   that   management

believes  to  be  uncollectible.  If  actual  collections  experience  changes,  revisions  to  the  allowance  may  be required.  No  allowance  for  doubtful  accounts  is  provided  as  company  is  collecting  amount  without default.

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventory

Inventories  consist  of  equipment  to  be  sold  in  auctions  and  otherwise,  stated  at  the  lower  of  cost  or market.  The  cost  is  determined  by  specific  identification  method.  Cost  includes  purchase  price,  freight,

insurance,  duties  and  other  incidental  expenses  incurred  in  bringing  inventories  to  their  present  location and  condition.  WWA  Group  records  a  reserve  if  the  fair  value  of  inventory  is  determined  to  be  less  than the cost.

Property and Equipment

Property   and   equipment   are   stated   at   cost   less   depreciation   and   provision   for   impairment   where

appropriate.  Depreciation  expense  is  computed  using  the  straight-line  method  over  estimated  useful  lives of  three  to  five  years  except  for  the  vessel  in  which  case  the  estimated  useful  life  is  twenty  years.  Gains and losses on depreciable assets retired or sold are recognized in the statement of operations in the year of disposal. All repair and maintenance costs are expensed as incurred.

Impairment of Long-Lived Assets

WWA  Group  reviews  long-lived  assets  such  as  property,  equipment,  investments  and  definite-lived intangibles  for  impairment  annually  and  whenever  events  or  changes  in  circumstances  indicate  that  the carrying  value  of  an  asset  may  not  be  recoverable.  As  required  by  Statement  FASB  Accounting  Standard

Codification  360,  WWA  Group  uses  an  estimate  of  the  future  undiscounted  net  cash  flows  of  the  related asset  or  group  of  assets  over  their  remaining  economic  useful  lives  in  measuring  whether  the  assets  are recoverable.  If  the  carrying  amount  of  an  asset  exceeds  its  estimated  future  cash  flows,  an  impairment charge is recognized  for the amount by  which  the carrying  amount  exceeds the  estimated  fair value of  the asset.  Impairment of  long-lived  assets is assessed  at the lowest levels for which  there are identifiable cash flows  that  are  independent  of  other  groups  of  assets.  Assets  to  be  disposed  of  are  reported  at  the  lower  of the  carrying  amount  or  fair  value,  less  the  estimated  costs  to  sell.  In  addition,  depreciation  of  the  asset ceases.  During  the  years  ended  December  31,  2011  and  2010,  no  significant  impairment  of  long-lived assets was recorded.

Investment in Equity Interest

WWA  Group  has  approximately  63%  and  18%  as  of  December  31,  2011  and  December  31,  2010

respectively  in  a  consolidated  subsidiary.  During  the  year  ended  December  31,  2010  the  company  had maintained  the  accounts  under  the  equity  method  of  accounting  whereby  WWA  Group  records  its proportionate  share of  the net income or loss  of  the equity interest up  to  June 30,  2010.  On November 21,

2011, WWA Group  converted  its Notes Receivable to  equity investment and  received  165,699,842  shares and  ended  up  holding  63%  shares  of  Infrastructure.  As  WWA  Group  has  become  a  majority  share  holder as of November 21, 2011 it has consolidated its financials with those of Infrastructure as of December 31,

2011.

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investment in Related Party

WWA  Group  did  not  have  any  investment  in  related  party  as  of  December  31,  2011  and  December  31,

2010. Until October 31, 2010 WWA Group accounted for its equity investment in a foreign affiliate using the fair value measurement  principles.  WWA  Group  reviews its investments annually  for impairment  and records  permanent  impairments  as  a  loss  on  the  income  statement.  For  the  years  ended  December  31,

2011 and 2010 the loss on equity investment includes $2,475,661 and $29,900 respectively of impairment charge.

Revenue Recognition

Revenues  from  commissions  and  services  consist  of  revenues  earned  in  WWA  Group’s  capacity  as  agent for  consignors  of  equipment,  incidental  interest  income,  internet  and  proxy  purchase  fees,  and  handling fees  on  the  sale  of  certain  lots.  All  commission  revenue  is  recognized  when  the  auction  sale  is  complete,

the  equipment  is  delivered  to  the  buyer,  and  WWA  Group  has  determined  that  the  auction  proceeds  are collectible.  Revenues  from  sales  of  equipment  originate  from  the  auctioned  sale  of  equipment  inventory owned  by WWA Group.  WWA Group  recognizes the revenue from  such sales  when the auction has been completed,  the  equipment  has  been  delivered  to  the  purchaser,  and  collectability  is  reasonably  assured.

All costs of goods sold are accounted for under direct costs.

Revenues  from  sales  of  equipment  originate  from  the  auctioned  and  private  sale  of  equipment  inventory owned  by  the  Company.  WWA  Group  recognizes  the  revenue  from  such  sales  when  the  sale  has  been

invoiced,  the equipment  has  been  delivered  to  the  purchaser,  and  collectability is reasonably assured.   All

costs of goods sold are accounted for under direct costs

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

Deferred  income  taxes  are  determined  based  on  the  differences  between  the  financial  reporting  and  tax bases  of  assets  and  liabilities  and  are  measured  using  the  currently  enacted  tax  rates  and  laws.  WWA

Group  records a  valuation  allowance against  particular deferred  income tax  assets  if  it  is more likely than not  that  those  assets  will  not  be  realized.  The  provision  for  income  taxes  comprises  WWA  Group’s current tax liability and change in deferred income tax assets and liabilities.

Significant  judgment  is  required  in  evaluating  WWA  Group’s  uncertain  tax  positions  and  determining  its provision  for  income  taxes.  WWA  Group  establishes  reserves  for  tax-related  uncertainties  based  on estimates of  whether,  and  the extent  to  which,  additional taxes  will be due.  These reserves  are established when WWA Group  believes that  certain positions might be  challenged  despite  its belief  that its  tax  return positions  are  in  accordance  with  applicable  tax  laws.  WWA  Group  adjusts  these  reserves  in  light  of changing  facts  and  circumstances,  such  as  the  closing  of  a  tax  audit,  new  tax  legislation,  or  the  change  of an  estimate.  To  the  extent  that  the  final  tax  outcome  of  these  matters  is  different  than  the  amounts

recorded,   such  differences   will  affect  the   provision  for  income  taxes  in  the  period   in  which  such

determination  is  made.  The  provision  for  income  taxes  includes  the  effect  of  reserve  provisions  and changes to reserves that are considered appropriate, as well as the related net interest and penalties.

Share-Based Compensation

For   stock-based   awards   granted   on   or   after   January   1,   2006,   WWA   Group   records   stock-based

compensation  expense  based  on  the  grant  date  fair  value,  estimated  in  accordance  with  the  provisions  of

ASC 718 and ASC 505-50.

Under the 2006 Benefit Plan of WWA Group, Inc., WWA Group may issue stock, or grant options to acquire, up to 2,500,000 shares of WWA Group's common stock to employees or other individuals including consultants or advisors, who render services to WWA Group or our subsidiaries.  As of

December 31, 2011 1,250,000 registered securities remained available for issuance or grant under the

Plan.

Foreign Exchange

WWA Group’s reporting currency is the United States dollar. WWA Group’s functional currency is also the  U.S.  Dollar.  (“USD”)  Transactions  denominated  in  foreign  currencies  are  translated  into  USD  and recorded  at  the  foreign  exchange  rate  prevailing  at  the  date  of  the  transaction.  Monetary  assets  and liabilities  denominated  in  foreign  currencies,  which  are  stated  at  historical  cost,  are  translated  into  USD at  the  foreign  exchange  rates  prevailing  at  the  balance  sheet  date.  Realized  and  unrealized  foreign exchange differences arising on translation are recognized in the income statement.

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value Measurements

Effective  July 1,  2008,  WWA  Group  adopted  new  fair  value  accounting  guidance.  The  adoption  of  the guidance  was  applied  to  long-lived  assets  such  as  property,  equipment,  investments  and  definite-lived intangibles.  The  guidance  defines  fair  value  as  the  price  that  would  be  received  from  selling  an  asset  or paid  to  transfer  a  liability  in  an  orderly  transaction  between  market  participants  at  the  measurement  date.

When  determining  the  fair  value  measurements  for  assets  and  liabilities  required  or  permitted  to  be recorded  at fair value,  WWA Group  considers  the principal or most advantageous market in  which WWA

Group  would  transact  business  and  considers  assumptions  that  market  participants  would  use  when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

The guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The guidance establishes three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which all significant inputs are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs to the valuation methodology those are significant to the measurement of fair value of assets or liabilities.

All of WWA Group’s available-for-sale investments and non-marketable equity securities are subject to a periodic impairment review.  Investments are considered to be impaired when a decline in fair value is judged to be other-than-temporary. This determination requires significant judgment. For publicly traded investments, impairment is determined based upon the specific facts and circumstances present at the time, including a review of the closing price over the previous six months, general market conditions and

WWA Group’s intent and ability to hold the investment for a period of time sufficient to allow for recovery. For non-marketable equity securities, the impairment analysis requires the identification of events or circumstances that would likely have a significant adverse effect on the fair value of the investment, including revenue and earnings trends, overall business prospects and general market conditions in the investees’ industry or geographic area.  Investments identified as having an indicator of impairment are subject to further analysis to determine if the investment is other-than-temporarily impaired, in which case the investment is written down to its impaired value.

In determining that a decline in value of one of our investments has occurred during the period ended

December 31, 2011 and is other than temporary, an assessment was made by considering available evidence, including the general market conditions, WWA Group’s financial condition, near-term prospects, market comparables and subsequent rounds of financing. The valuation also takes into account the capital structure, liquidation preferences for its capital and other economic variables. The valuation

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

methodology for determining the decline in value of non-marketable equity securities is based on inputs that require management judgment. As a result we impaired investment in Infrastructure $2,475,661 during the year ended December 31, 2011.

Income per Common Share

The computation of  basic  earnings per  common share is based  on  the  weighted  average  number of  shares outstanding  during  each  year.  The  computation  of  diluted  earnings  per  common  share  is  based  on  the weighted  average  number  of  shares  outstanding  during  the  year,  plus  the  common  stock  equivalents  that would  arise  from  the  exercise  of  stock  options  and  warrants  outstanding,  using  the  treasury  stock  method and  the  average  market  price  per  share  during  the  year.  As  of  December  31,  2011  there  were  no outstanding common stock equivalents.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in

United   States  of   America  requires  management  to   make  estimates  and   assumptions  that  affect  the

reported  amounts  of  assets  and  liabilities  and  disclosure  of  contingent  assets  and  liabilities  at  the  date  of the  financial  statements  and  the  reported  amounts  of  revenues  and  expenses  during  the  reporting  period.

Actual results could differ from those estimates.

Recent accounting pronouncements

In  June  2011,  the  FASB  issued  an  accounting  standard  update  to  provide  guidance  on  increasing  the prominence of items reported in other comprehensive income.  This accounting standard update eliminates the  option  to  present  components  of  other  comprehensive  income  as  part  of  the  statement  of  equity  and requires  that  the  total  of  comprehensive  income,  the  components  of  net  income,  and  the  components  of other  comprehensive  income  be  presented  either  in  a  single  continuous  statement  of  comprehensive income  or  in  two  separate  but  consecutive  statements.  It  is  also  required  to  present  on  the  face  of  the financial  statements  reclassification  adjustments  for  items  that  are  reclassified  from  other  comprehensive income  to  net  income  in  the  statement(s)  where  the  components  of  net  income  and  the  components  of other comprehensive income are presented.  This  accounting  standard  update is effective for the Company beginning in the first quarter of fiscal 2013.

In  August  2011,  the  FASB  approved  a  revised  accounting  standard  update  intended  to  simplify  how  an entity tests goodwill for impairment. The amendment will allow an entity to first assess qualitative factors to  determine  whether  it  is  necessary  to  perform  the  two-step  quantitative  goodwill  impairment  test.  An entity no longer will be required to calculate the fair value of a reporting unit unless the entity determines,

based  on  a  qualitative  assessment,  that  it  is  more  likely  than  not  that  its  fair  value  is  less  than  its  carrying amount.  This  accounting  standard  update  will  be  effective  for  WWA  Group  beginning  in  the  first  quarter of  fiscal  2013  and  early  adoption  is  permitted.  WWA  Group  is  currently  evaluating  the  impact  of  this accounting standard update on its Consolidated Financial Statements.

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent accounting pronouncements (Continued)

In  June  2011,  the  FASB  issued  ASU  No.  2011-05,  Comprehensive  Income  (Topic  220):  Presentation  of

Comprehensive  Income  to  increase  the  prominence  of  items  reported  in  other  comprehensive  income.

Specifically,   the   new   guidance   allows   an   entity   to   present   components   of   net   income   or   other

comprehensive  income  in  one  continuous  statement,   referred  to  as  the  statement  of  comprehensive

income, or in two  separate, but consecutive statements.  The new guidance eliminates the current option to report  other  comprehensive  income  and  its  components  in  the  consolidated  statement  of  shareholder's equity.  While  the  new  guidance  changes  the  presentation  of  comprehensive  income,  there  are  no  changes to  the  components  that  are  recognized  in  net  income  or  other  comprehensive  income  under  current accounting  guidance.  This  new  guidance  is  effective  for  fiscal  years  and  interim  periods  beginning  after

December  15,  2011.  We  do  not  believe  the  adoption  of  the  new  guidance  will  have  an  impact  on  our consolidated financial position, results of operations or cash flows.

NOTE D – INVESTMENTS

Investment in Equity Interest

In  December  2006,  WWA  Group  acquired  a  32.5%  interest  in  Power  Track  Projects,  FZE  (“PTP”)  for  a consideration of $1,786,000. PTP is a Dubai,  UAE entity which operates a rock crushing and stone quarry in  Ras  Al  Khaimah,  UAE.  The  ownership  interest  was  increased  to  approximately  35%  in  2007.  In

October  2008,  WWA  Group’s  shares  of  PTP  were  exchanged  for  shares  of  Intelspec  International,  Inc

(“Intelspec”).  The  exchange  resulted  in  the  WWA  Group’s  ownership  of  32%  of  Intelspec.  In  December

2009,  Intelspec  raised  additional  equity  financing  through  issuance  of  stock  thus  resulting  in  a  reduction of  WWA  Group’s  ownership  interest  to  30%.  In  April  2010  Intelspec  was  acquired  by  Infrastructure,

setting  WWA  Group’s  ownership  interest  in  Infrastructure  at  22%.  In  July  2010,  WWA  Group  sold  4 million shares of Infrastructure at a value of $320,000 reducing WWA Group’s investment to 17.75%.

As  of  December  31,  2009  WWA  Group  owned  a  30%  equity  interest  in  Intelspec  International,  Inc.

WWA  Group  accounted  for  its  interest  in  Intelspec  using  the  equity  method  of  accounting  whereby

WWA  Group  recorded  its  proportionate  share  of  the  net  income  or  loss  attributable  to  the  equity  interest.

In  April  2010  Intelspec  was  acquired  by  Infrastructure,  a  publicly  traded  company,  which  acquisition reduced  WWA  Group's  equity  interest  to  24%.  In  July  2010,  WWA  Group  sold  shares  of  its  common stock in a private transaction, further reducing WWA Group’s ownership interest to 18%.

On November 21, 2011 WWA Group converted its Notes Receivable to  Infrastructure to equity as a result

of   which   as   of   December   31,   2011   WWA   Group   owns   approximately   63%   of   common   stock   of

Infrastructure.  WWA Group recorded a gain of $0 for the year ended December 31, 2011 and $47,353 for the  year  ended  December  31,  2010.  As  WWA  Group  has  become  majority  share  holder  of  Infrastructure as of  November 21,  2011,  the financials of  Infrastructure  as of  December  31,  2011  has been consolidated with WWA Group Inc for reporting purpose.

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE E – NOTES RECEIVABLE

Notes receivable as of December 31, 2010 include $2,442,003 of advances provided to Intelspec

International Inc, US an affiliate which operates an International project management company in

Thailand, Cambodia and rock crushing and stone quarry in UAE.  The notes bear no interest and are payable on demand. During 2011 WWA Group converted this Notes Receivable to Common Stock of

Infrastructure.

NOTE F – SHORT TERM BORROWINGS AND LINES OF CREDIT

WWA  Group  has  short  term  borrowings  from  unrelated  entities.  The  notes  are  unsecured,  are  due  upon demand,  and  require  payment  of  interest  at  a  monthly  rate  of  2%  to  3%,  to  be  added  to  the  principal  loan amount.  The  notes  payable  represents  the  total  borrowings  of  $361,840  and  $7,000  under  the  note  as  of

December 31, 2011 and 2010, respectively.  The interest expense on these borrowings amounted to $0 and

$318,282 in the years ended December 31, 2011 and 2010, respectively.

NOTE G – STOCK OPTIONS

Under  FASB  Accounting  Standard  Codification  718,  WWA  Group  estimates  the  fair  value  of  each  stock award  at  the  grant  date  by  using  the  Black-Scholes  option  pricing  model.  There  were  no  grants  of  stock awards during 2011 and in 2010. WWA Group recorded no expense for 2011 an 2010 for the fair value of the stock options granted.

The following weighted average assumptions were used for grants made during the year ended December

31, 2008:

Dividend yield of zero percent for all periods; expected volatility of 58.20% and 63.76%; risk-free interest rates of 2.24% and 3.94% and expected lives of 1.0 and 2.0, respectively.

A summary of the status of WWA Group's stock options as of December 31, 2010 and changes during the years ended December 31, 2011 and 2010 is presented below:

Weighted

Weighted

Number of

Average

Average

Options

Exercise

Grant Date

Price

Fair Value

Outstanding December 31, 2007

576,973

$ 1.00

$ 0.23

Granted

100,000

$ 0.36

$ 0.17

Expired

-

$ 0.00

$ 0.00

Exercised

-

$ 0.00

$ 0.00

Outstanding December 31, 2008

676,973

$ 0.36

$ 0.17

Exercisable

676,973

$ 0.36

$ 0.17

Granted

-

$ 0.00

$ 0.00

Exercised

-

$ 0.00

$ 0.00

Expired

(676,973)

$ 0.36

$ 0.17

Outstanding December 31, 2009

& 2010 and 2011

-

$ 0.00

$ 0.00

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE H – INCOME TAXES

At  December  31,  2011,  WWA  Group  has  approximately  $2.1  million  of  federal  and  $1.6  million  of  state net  operating  loss  carry  forwards  to  offset  future  taxable  income.  The  federal  carry  forwards  begin expiring  in  2023  and  the  state  carry  forwards  begin  expiring  in  2010.  Utilization  of  these  net  operating losses  is  dependent  upon  the  tax  laws  in  effect  at  the  time  such  losses  can  be  utilized.  The  losses  will  be limited based upon future changes in ownership.

WWA Group  has determined  that  undistributed  earnings from  Worldwide Dubai  will be  reinvested  in  the business  indefinitely  and  that  such  earnings  will  not  be  distributed  to  the  U.S.  parent.  Therefore,  in accordance  with  FASB  Accounting  Standard  Codification,  ASC  740-30,  Accounting  for  Income  Taxes  -

Special Areas, no income tax provision has been recorded for the undistributed earnings.

Federal

State

As of January 1, 2010

$

1,744,317    $

1,357,924

Operating losses for the year 2010

200,884

200,884

NOL's expired

-

(64,571)

As of December 31, 2010

1,975,201

1,494,237

Operating income for the year 2011

126,816

126,816

NOL's expired

-

(36,206)

As of December 31, 2010

$

2,102,017    $

1,585,847

NOTE I – RELATED PARTY TRANSACTIONS

As of December 31, 2011 WWA Group has no related party investments.

As  of  December  31,  2011  WWA  Group  had  $0  ($2,442,003  in  2010)  in  advances  provided  to  Intelspec

International Inc, an affiliate. (Also see Note E).

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE J – COMMITMENTS AND CONTINGENCIES

Contingencies

WWA Group may become or is subject to investigations,  claims or lawsuits ensuing out of the conduct of its  business.  WWA  Group  is  currently  not  aware  of  any  such  items,  except  those  discussed  below,  which it believes could have a material effect on its financial position.

OFAC Pre-penalty Notice

On  August  5,  2009  WWA  Group,  Inc.  received  a  Pre-Penalty  Notice  (“Notice’)  from  the  Office  of

Foreign  Assets Control (“OFAC”).  The Notice was issued  based  on OFAC’s belief  that WWA Group  has

engaged   in   certain   transactions   prohibited   by   Executive   Order(s)   and   or   Regulations   promulgated

pursuant  to  the  International  Emergency  Economic  Powers  Act,  50  U.S.C.  §§  1701  et  seq.  in  connection with  the  facilitation  of  auction  related  services  to  Iran  and  Sudan.  The  perceived  violations  have  caused

OFAC  to  propose  a  civil  monetary  penalty  of  $4,665,600  to  be  imposed  on  WWA  Group  subject  to adjustment based on evidence presented in response to the Notice.

The Notice process permits WWA Group  to  contact OFAC  by telephone to  initiate  settlement discussions or  otherwise  provide  a  written  response  to  the  perceived  violations  within  the  permitted  notice  period prior to the issuance of a Penalty Notice.

The Office of Foreign Assets Control (OFAC) has issued a Cautionary Letter instead of pursuing a civil penalty in connection with the company’s involvement in the provision of auction related services to individuals located in Iran and Sudan on or about June 1, 2003 to on or about June 19, 2006.

The Cautionary Letter represents OFAC’s final enforcement response to apparent violations by WWA

Group but does not constitute a final agency determination as to whether a violation of either the Iranian

Transactions Regulations, 31 C.F.R. part 560 or the Sudanese  Sanctions Regulations, 31 C.F.R. part 538 actually occurred. Nothing in the Cautionary Letter precludes OFAC from seeking further action in the future should additional information warrant renewed attention.

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE K – SEGMENT INFORMATION

WWA  Group  has  adopted  FASB  Accounting  Standard  Codification  Topic  280,  "Disclosure  about

Segments  of  an  Enterprise  and  Related  Information."  WWA  Group  once  conducted  its  operations principally in auctions of heavy equipment through World Wide and in ship chartering through Crown.

a) Certain financial information concerning WWA Group's operations in different segments is as follows:

CONTINUED OPERATIONS

DISCONTINUED OPERATIONS

For the

years

ended

December

Equipment

Equipment

31,

Auctions

Auctions

Ship Chartering

Revenues

2011

0

0

0

2010

84,770

30,129,400

550,000

Operating expenses

2011

(126,816)

0

0

2010

(285655)

(29,994,624)

(229,872)

Operating income (loss)

2011

(126,816)

0

0

2010

(200,884)

134,776

320,128

Interest expense

2011

(1,644)

0

0

2010

(318,282)

(1,016,678)

-

Other income (expense)

2011

(4,382,950)

0

0

2010

47,353

87,388

-

Assets (net of intercompany accounts)

2011

277,387

0

0

2010

4,419,892

-

-

Depreciation and amortization

2011

0

0

0

2010

18,827

347,507

357,955

Property and equipment acquisitions

2011

-

-

-

2010

-

-

-

(b) Information of geographic area of revenue:

Year ended

Year ended

December 31, 2011

December 31, 2010

U.A.E.

0

$ 17,067,651

Australia

0

8,746,200

Qatar

0

462,079

Saudi Arabia

0

99,970

Philippines

-

0

Singapore

$

-

0

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE L - DISCONTINUED OPERATIONS

On  October  31,  2010  WWA  Group  sold  its  100%  interest  in  its  wholly  owned  subsidiaries,  World  Wide

Auctioneers and Crown Diamond Holdings to Seven International Holding Ltd. at a consideration of $10.

The  analysis  of  the  total  loss  on  disposal,  carrying  values  of  assets  and  liabilities  disposed,  and  the  net cash inflow from the disposal is as shown below.

The  results  of  the  discontinued  operations  and  the  cash  flows  from  discontinued  operations  in  the financial year ended December 31, 2010 and the comparative results have been restated accordingly.

a)    The result of the discontinued operations are as follows:

2011

2010

Revenue

0

30,679,400

Cost of sales

0

26,571,405

Gross profit

0

4,107,995

General, selling & administration exp

0

1,682,970

Salaries & wages

0

1,174,381

Selling expenses

0

55,420

Depreciation & amortization exp

0

705,462

Total Operating expenses

0

3,618,234

Interest expenses

0

(1,016,678)

Interest income

0

82,214

Loss on equity investment

0

0

Other income (expense)

0

5,174

Total other income (expense)

0

(929,290)

Loss before income tax

0

(439,531)

Income tax

-

-

Net loss from discontinued operations

0

(439,531)

Loss on disinvestment of World Wide

Auctioneers Ltd & Crown Diamond

Holdings Ltd

0

(749,277)

b)   Cash flows from discontinued operations

2011

2010

Cash flow from operating activities

0

(3,452,778)

Cash flow from investing activities

0

6,390,705

Cash flow from financing activities

0

(726,788)

Net cash inflows/(outflows) from

discontinued operations

0

2,211,139

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE M –RESTATEMENT OF FINANCIAL STATEMENTS

Before  re-audit  and  restatement  of  WWA  Group’s  financial  statements  as  of  December  31,  2010  and  for the  year  then  ended,  the  financials  were  audited  by  other  auditor  whose  report  thereon  expressed  an unqualified opinion on those reports.

WWA  Group  has  restated  the  statement  operations  for  the  years  ended  December  31,  2010  to  include  the impact of discontinued operations.

Condensed Consolidated Statement of Operations for the year ended December 31, 2010:

As Previously

Adjustments

As Restated

Reported

Revenue

$   30,764,170

$   (30,679,400)

$

84,770

Cost of sales

26,649,422

(26,571,405)

78,017

Gross profit

4,114,748

(4,107,995)

6,753

General, selling & administration

expenses

1,826,703

(1,682,970)

143,733

Salaries & wages

1,216,582

(1,174,381)

42,201

Selling expenses

58,298

(55,420)

2,878

Depreciation & amortization exp

724,289

(705,462)

18,827

Total Operating expenses

3,825,872

(3,618,234)

207,638

Interest expenses

(1,334,960)

1,016,678

(318,282)

Interest income

82,214

(82,214)

-

Loss on equity investment

47,353

-

47,353

Loss on sale of subsidiary

(749,227)

749,227

-

Other income (expense)

5,174

(5,174)

-

Total other income (expense)

(1,949,446)

1,678,517

(270,929)

Loss before income tax

(1,660,570)

1,188,757

(471,813)

Income tax

-

-

-

Net loss from discontinued

Operations

-

(439,531)

(439,531)

Loss on disinvestment of World

Wide Auctioneers Ltd & Crown

Diamond Holdings Ltd

-

749,227

749,227

Loss for the year

$   (1,660,570)

$

-

$    (1,660,570)

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE-N- CONSOLIDATION AND MINORITY  INTERESTS

On November 21, 2011, WWA Group converted $2,477,544 due to it on a convertible promissory note into 165,699,842 common shares of Infrastructure valued at $0.014952 per share. Prior to the transaction on November 21, 2011, WWA Group owned 21,294,218 shares or 16.5% of Infrastructure’s issued and outstanding common stock. Following the transaction on November 21, 2011, WWA Group owned

186,994,060 shares or 63.5% of Infrastructure's issued and outstanding common stock. As on December

31’ 2011 WWA Group owned 190,304,373 shares or 63.38% of Infrastructure’s issued and outstanding common stock. The final determined fair value of the identifiable assets and liabilities of Infrastructure acquired were as follows:

Description

Recognized on

Consolidation as of Nov 21’ 2011

Carrying Value

US$

US$

Other Current Assets

53,517

53,517

Cash

85,304

85,304

Total Asset

138,821

138,821

Accounts Payable

27,856

27,856

Accrued Expenses

50,025

50.025

Notes Payable

346,246

346,246

Total Liabilities

424,107

424,107

Fair Value of net asset on conversion

At 100%

(285,286)

(285,286)

Fair value of net asset on conversion

At 63.50%

(181,150)

Value of Investment on conversion

Goodwill on conversion

181,250

Value of Minority Interest on conversion

(104,136)

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE-N- CONSOLIDATION AND MINORITY  INTERESTS (Continued)

Consolidation

Following are the Infrastructure financials for consolidation with WWA Group:

Infrastructure Balance Sheet AS ON

December 31, 2011

December 31, 2010

Cash

$

42,690

-

Other Current Asset

$

47,115

-_____

Total Asset

$

89,805

-

Accounts Payable

$

27,856

-

Accrued Expenses

$

40,080

-

Notes Payable

$

328,226

-

Total Liabilities

$

396,162

-

Net Asset (at 100%)

$

(306,357)

Minority interest

(104,247)

Company’s interest

$

(202,110)

Opening Balance

$

(181,150)

Share of loss for the period

$

(20,960)

Closing Balance

$

(202,110)

WWA GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (RESTATED)

NOTE-N- CONSOLIDATION AND MINORITY  INTERESTS (Continued)

Consolidated  Statement  of  Operation  For  the  period  from  November  21,  2011  to  December  31,

2011

Total Revenue

$

0

Total Operating expenses

$     31,427

Other expenses

$

1,644

Loss for the period

$     (33,071)

Minority Loss

$     (12,111)

(Total loss of Infrastructure * shares held by minority/Total share of Infrastructure) or 36.62%

(33,017)*{(300,262,978-190,304,373)/300,262,978)}

WWA Group’s share of loss of Infrastructure included

in consolidated income statement for the

Period ending 31.12.11

$ (20,960)

Minority Interest

This note gives details of the WWA Group’s minority interests and shows the movements during the year:

Minority Interest on conversion date

($104,136)

Additional shares issued after conversion

$  12,000

Loss for the period attributable to Minority Interest

$  12,111)

Balance as at December 31, 2011

($104,247)

NOTE O - SUBSEQUENT EVENTS

WWA Group evaluated its December 31, 2011 financial statements for subsequent events through the date the financial statements were originally issued. Other than the events noted below, WWA Group is not aware of any subsequent events which would require recognition or disclosure in the financial statements.

Pinaki & Associates LLC

Certified Public Accountants

625 Barksdale Rd., Ste# 113

Newark, DE  19711

Phone: 408-896-4405 | pmohapatra@pinakiassociates.com

To the Board of Directors

Summit Digital,  Inc.

We have reviewed the accompanying consolidated balance sheets of Summit Digital Inc. as of June 30,

2012 and the related consolidated statements of income, and cash flows for the six months then ended, in accordance with Statements of Standards for Accounting and review services issued by the American

Institute of Certified Public Accountants. All information included in this financial statement is the representation of the management of Summit Digital Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data.  It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

/s/ Pinaki & Associates, LLC

Pinaki & Associates, LLC

Hayward, CA

September 10, 2012

Summit Digital Inc.

Condensed Consolidated Balance Sheets

As of June 30,

As of December

ASSETS

2012 (Unaudited)

31, 2011*

CURRENT ASSETS

Cash

$

19,766

$

1,963

Receivables, net

26,716

19,590

Other Receivables

6,032

-

Total current assets

52,514

21,553

FIXED ASSETS, Net

169,622

170,979

TOTAL ASSETS

$

222,136

$

192,532

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable & accrued expenses

63,042

48,370

Total current liabilities

63,042

48,370

Long-term debt

173,189

171,719

TOTAL LIABILITIES

236,231

220,089

STOCKHOLDERS' EQUITY

Retained earnings

(14,095)

(27,557)

Total Stockholders' Equity

(14,095)

(27,557)

TOTAL LIABILITIES AND STOCKHOLDERS'

EQUITY

$

222,136

$

192,532

* The Balance Sheet as of December 31, 2011 has been derived from the audited financial statements of that date.

The accompanying notes are an integral part of these consolidated financial statements.

Summit Digital Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

Three Months Ended June 30,

Six Months Ended June 30,

2012

2011

2012

2011

Net revenues:

Revenue from Cable/Internet sales    $

139,274

$

115,440

$

232,318

$

236,907

Total net revenues

139,274

115,440

232,318

236,907

Cost of Goods Sold

47,875

62,204

100,946

116,831

Gross Income

91,399

53,236

131,372

120,076

Operating expenses:

General, selling and administrative

expenses

27,624

28,709

49,535

54,092

Salaries and wages

28,558

32,932

62,920

64,926

Depreciation

2,738

2,440

5,455

4,869

Total operating expenses

58,920

64,081

117,911

123,887

Income (Loss) from operations

32,479

(10,845)

13,462

(3,811)

Other income (expense)

-

850

-

1,775

Total other income

0

850

0

1,775

Income (loss) before income tax

32,479

(9,995)

13,462

(2,036)

Provision for income taxes

-

-

-

-

Net Income (Loss)

$

32,479

$

(9,995)

$

13,462

$

(2,036)

The accompanying notes are an integral part of these consolidated financial statements.

Summit Digital Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

Six Months Ended June 30,

2012

2011

CASH FLOWS FROM OPERATING ACTIVITIES

Net income ( loss)

$

13,462

$

(2,037)

Adjustments to reconcile net income to net cash

provided by operating activities

Depreciation and amortization

5,455

4,869

Changes in operating Assets and Liabilities:

Decrease (increase) in:

Accounts receivable

(7,126)

(2,516)

Other receivable

(6,032)

Increase (decrease) in:

Accounts Payable & Accrued liabilities

14,672

(4,448)

Net Cash Provided (Used) in Operating Activities

20,431

(4,132)

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of property and equipment

(4,098)

(1,268)

Repayment of related party payable

1,470

11,314

Net Cash Provided (Used) by Investing Activities

(2,628)

10,046

CASH FLOWS FROM FINANCING ACTIVITIES

Increase in Long term debt

-

-

Net Cash Provided by Financing Activities

-

-

NET INCREASE  IN CASH

17,803

5,914

CASH AT BEGINNING OF PERIOD

1,963

1,524

CASH AT END OF PERIOD

$

19,766

$

7,438

The accompanying notes are an integral part of these consolidated financial statements.

SUMMIT DIGITAL, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

JUNE 30, 2012

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business and Organization

Summit  Digital,  Inc.  ("SDI"  or  the  "Company"),  was  originally  incorporated  in  the  State  of  Nevada  on

April  21,   2009.     On  June  7,   2011,   the  Company  changed   its   corporate  domicile  from   Nevada  to

Wyoming.    The  Company  is  a  Michigan-based  Multi-System  Operator  (MS0)  providing  Cable  TV,

Broadband   Internet,   Voice   Telephony   and   related   services.     SDI   is   focused   on   acquiring   existing

underutilized  Cable  systems  in  rural,  semi-rural  and  gated  community  markets,  aggregating  them  into  a

single   Multi-System   Operator   structure   and   creating   growth   by   upgrading   management,   improving

efficiency,  cutting  costs,  and  fully  exploiting  the  opportunities  presented  by  bundling  multiple  services such as basic TV, premium  TV, pay-per-view,  broadband Internet, and voice telephony.

Accounting Basis

The  Company’s  financial  statements  are  prepared  using  the  accrual  basis  of  accounting  in  accordance

with   accounting   principles   generally   accepted   in   the   United   States.     The   Company   has   elected   a

December 31 fiscal year end.

Use of Estimates

The  preparation  of  financial  statements  in  conformity  with  generally  accepted  accounting  principles requires  management  to  make  estimates  and  assumptions  that  affect  the  reported  amounts  of  assets  and liabilities  and  disclosure  of  contingent  assets  and  liabilities  at  the  date  of  the  financial  statements  and  the

reported  amounts  of  revenues  and  expenses  during  the  reporting  period.   Actual  results  could  differ  from

those estimates.

Fair Value of Financial Instruments

The  Company’s  financial  instruments  as  defined  by  ASC  820,  “disclosures  about  Fair  Value  of  Financial

Instruments,”   include   cash,   trade   accounts   receivable,   accounts   payable   and   accrued   expenses   and

advances  from  affiliates.   All  instruments  are  accounted  for  on  a  historical  cost  basis,  which  due  to  the short maturity of these financial instruments approximates fair value at December 31, 2011 and 2010.

Recent Accounting Pronouncements

The  Company  has  evaluated  recent  accounting  pronouncements  and  their  adoption  has  not  had  or  is  not expected to have a material impact on the Company’s financial position, or statements.

NOTE 2 - GOING CONCERN

The  Company's  financial  statements  are  prepared  using  generally  accepted  accounting  principles  in  the

United  States  of  America  applicable  to  a  going  concern  which  contemplates  the  realization  of  assets  and

liquidation  of  liabilities  in  the  normal  course  of  business.    The  Company  has  not  yet  established  an

ongoing  source  of  revenues  sufficient  to  cover  its  operating  costs  and  allow  it  to  continue  as  a  going

concern.    The  ability  of  the  Company  to  continue  as  a  going  concern  is  dependent  on  the  Company

obtaining  adequate  capital  to  fund  operating  losses  until  it  becomes  profitable.   If  the  Company  is  unable

to obtain adequate capital, it could be forced to cease operations.

SUMMIT DIGITAL, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

JUNE 30, 2012

NOTE 2 - GOING CONCERN-continued

In  order  to  continue  as  a  going  concern,  the  Company  will  need,  among  other  things,  additional  capital

resources.   Management's  plans  to  obtain  such  resources  for  the  Company  include  (1)  obtaining  capital from  management  and  significant  shareholders  sufficient  to  meet  its  minimal  operating  expenses,  and  (2)

seeking out and  completing a merger  with an  existing operating  company.   However,  management cannot

provide any assurances that the Company will be successful in accomplishing any of its plans.

The  ability  of  the  Company  to  continue  as  a  going  concern  is  dependent  upon  its  ability  to  successfully

accomplish   the  plans  described   in  the  preceding  paragraph  and   eventually   secure  other  sources  of

financing  and  attain  profitable  operations.    The  accompanying  financial  statements  do  not  include  any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 - RELATED PARTY PAYABLE

Long  term  debt  represents  a  payable  to  Summit  Digital  Holdings,  Inc.,  which  is  the  parent  company  of

Summit  Digital  Inc.  Summit  Digital  Inc.  is  a  wholly  owned  subsidiary  of  Summit  Digital  Holdings,  Inc.

Summit  Digital  Inc.  owed  $173,189  and  $171,719  at  June  30,  2012  and  2011  respectively  to  Summit

Digital  Holdings,  Inc.   These  advances  bear  no  interest,  are  uncollateralized  and  due  on  demand.  Summit

Digital  Holdings,  Inc.  has  agreed  to  waive  all  of  the  long  term  debt  as  a  condition  of  closing  the

Agreement.

NOTE 4 - SUBSEQUENT EVENTS

In accordance with ASC  855,  Company management reviewed  all material events through the date of  this filing, and there are no material subsequent events to report other than those reported.

Pinaki & Associates LLC

Certified Public Accountants

625 Barksdale Rd., Ste# 113

Newark, DE  19711

Phone: 408-896-4405 | pmohapatra@pinakiassociates.com

To the Board of Directors

Summit Digital,  Inc.

We have audited the accompanying consolidated balance sheets of Summit Digital Inc. as of December

31, 2011 and 2010, and the related consolidated statements of income, and cash flows for the years ended

December 31, 2011 and 2010. These consolidated financial statements are the responsibility of the

Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight

Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Summit Digital Inc. as of December 31, 2011 and 2010, and the related consolidated statements of income and cash flows for the years ended December 31, 2011 and 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations that raises a substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Pinaki & Associates

Pinaki & Associates, LLC

Hayward, CA

September 7, 2012

Summit Digital Inc.

Condensed Consolidated Balance Sheets

As of December 31,

ASSETS

2011

2010

CURRENT ASSETS

Cash

$

1,963

$

1,524

Receivables, net

19,590

20,339

Total current assets

21,553

21,863

FIXED ASSETS, Net

170,979

178,763

TOTAL ASSETS

$

192,532

$

200,626

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable & accrued expenses

48,370

18,224

Total current liabilities

48,370

18,224

Long-term debt

171,719

161,422

TOTAL LIABILITIES

220,089

179,646

STOCKHOLDERS' EQUITY

Retained earnings

(27,557)

20,980

Total Stockholders' Equity

(27,557)

20,980

TOTAL LIABILITIES AND STOCKHOLDERS'

EQUITY

$

192,532

$

200,626

The accompanying notes are an integral part of these consolidated financial statements.

Summit Digital Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

Twelve Months Ended December 31,

2011

2010

Net revenues:

Revenue from Cable/Internet sales

$

434,971

$

310,555

Total net revenues

434,971

310,555

Cost of Goods Sold

237,387

122,029

Gross Income

197,583

188,526

Operating expenses:

General, selling and administrative

expenses

107,956

87,887

Salaries and wages

136,321

102,923

Depreciation

9,864

946

Total operating expenses

254,140

191,756

Loss from operations

(56,557)

(3,230)

Other income (expense)

8,020

5,153

Total other income

8,020

5,153

Income (loss) before income tax

(48,537)

1,923

Provision for income taxes

-

-

Net Loss

$

(48,537)

$

1,923

Other Comprehensive income (loss)

-

-

Total Comprehensive loss

$

(48,537)

$

1,923

The accompanying notes are an integral part of these consolidated financial statements.

Summit Digital Inc.

Condensed Consolidated Statements of Cash Flows

Twelve Months Ended December 31,

2011

2010

CASH FLOWS FROM OPERATING ACTIVITIES

Net income ( loss)

$

(48,537)

$

1,924

Adjustments to reconcile net income to net cash

provided by operating activities

Depreciation and amortization

9,864

946

Changes in operating Assets and Liabilities:

Decrease (increase) in:

Accounts receivable

749

(1,001)

Increase (decrease) in:

Accrued liabilities

30,146

8,587

Net Cash Provided (Used) in Operating Activities

(7,778)

10,456

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of property and equipment

(2,080)

(343)

Repayment of related party payable

10,297

(13,578)

Net Cash Provided (Used) by Investing Activities

8,217

(13,921)

CASH FLOWS FROM FINANCING ACTIVITIES

Increase in Long term debt

-

-

Net Cash Provided by Financing Activities

-

-

NET INCREASE  IN CASH

(3,465)

CASH AT BEGINNING OF PERIOD

1,524

4,989

CASH AT END OF PERIOD

$

1,963

$

1,524

The accompanying notes are an integral part of these consolidated financial statements.

SUMMIT DIGITAL, INC.

Notes to the Financial Statements

December 31, 2011 and 2010

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business and Organization

Summit  Digital,  Inc.  ("SDI"  or  the  "Company"),  was  originally  incorporated  in  the  State  of  Nevada  on

April   21,   2009.     On  June  7,   2011,   the  Company  changed   its   corporate  domicile  from   Nevada  to

Wyoming.    The  Company  is  a  Michigan-based  Multi-System  Operator  (MS0)  providing  Cable  TV,

Broadband   Internet,   Voice   Telephony   and   related   services.     SDI   is   focused   on   acquiring   existing

underutilized  Cable  systems  in  rural,  semi-rural  and  gated  community  markets,  aggregating  them  into  a

single   Multi-System   Operator   structure   and   creating   growth   by   upgrading   management,   improving

efficiency,  cutting  costs,  and  fully  exploiting  the  opportunities  presented  by  bundling  multiple  services such as basic TV, premium  TV, pay-per-view,  broadband Internet, and voice telephony.

Accounting Basis

The  Company’s  financial  statements  are  prepared  using  the  accrual  basis  of  accounting  in  accordance

with   accounting   principles   generally   accepted   in   the   United   States.     The   Company   has   elected   a

December 31 fiscal year end.

Use of Estimates

The  preparation  of  financial  statements  in  conformity  with  generally  accepted  accounting  principles requires  management  to  make  estimates  and  assumptions  that  affect  the  reported  amounts  of  assets  and liabilities  and  disclosure  of  contingent  assets  and  liabilities  at  the  date  of  the  financial  statements  and  the

reported  amounts  of  revenues  and  expenses  during  the  reporting  period.   Actual  results  could  differ  from

those estimates.

Cash and Cash Equivalents

The  Company  considers  all  highly  liquid  investments  with  original  maturities  of  three  months  or  less  to be cash or cash equivalents.

Accounts Receivable

Trade  accounts  receivable  are  recorded  at  the  invoiced  amount  and  do  not  bear  interest.  The  Company

keeps  a  very  tight  credit  and  collection  policy.   Late,  or  no  pays  are  assessed  each  month.   Determination

of  collectability  is  assessed  and  service  shut  off  when  determination  is  adverse.  Accounts  receivable

balances  are  written  off  immediately  after   determination  has  been  made.   The  Company’s  accounts

receivable was $19,590 and $20,339 at December 31, 2011and 2010, respectively.

Fair Value of Financial Instruments

The  Company’s  financial  instruments  as  defined  by  ASC  820,  “disclosures  about  Fair  Value  of  Financial

Instruments,”   include   cash,   trade   accounts   receivable,   accounts   payable   and   accrued   expenses   and

advances  from  affiliates.   All  instruments  are  accounted  for  on  a  historical  cost  basis,  which  due  to  the short maturity of these financial instruments approximates fair value at December 31, 2011 and 2010.

Impaired Asset Policy

The  Company  has  adopted  ASC  360,  “Accounting  for  Impairment  or  Disposal  of  Long-Lived  Assets.”

In  complying  with  these  standards,  the  company  reviews  its  long-lived  assets  to  determine  if  any  events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be

recoverable.    The  company  determines  impairment  by  comparing  the  undiscounted  future  value  cash flows  estimated  to  be  generated  by  its  assets  to  their  respective  carrying  amounts  whenever  events  or changes in circumstances indicate that an asset may not be recoverable.

SUMMIT DIGITAL, INC.

Notes to the Financial Statements

December 31, 2011 and 2010

NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

(CONTINUED)

Dividend Policy

The  Company  has  not  adopted  a  policy  regarding  payment  of  dividends.   No  dividends  have  been  paid

during any of the periods shown.

Revenue Recognition

The  Company  recognizes  revenue  when  goods  or  services  are  delivered  to  and  accepted  by  the  customer and collection is reasonably assured.

Advertising Costs

The  Company’s  policy  regarding  advertising  is  to  expense  advertising  when  incurred.  The  Company incurred  $2,562  and  $766  in  advertising  expense  for  the  years  ended  December  31,  2011  and  2010,

respectively.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided for on a straight-line  basis  over  the  estimated  useful  lives  of  the  assets  per  the  following  table.  Expenditures  for additions and improvements are capitalized while repairs and maintenance are expensed as incurred.

Category

Depreciation Term

Office and cable/internet equipment

5 years

Cable plant and head end assets

20 years

Provision for Taxes

Deferred   taxes   are  provided   on   a   liability   method   whereby   deferred   tax   assets   are   recognized   for

deductible  temporary  differences  and  operating  loss  and  tax  credit  carry  forwards  and  deferred  tax liabilities  are  recognized  for  taxable  temporary  differences.  Temporary  differences  are  the  differences between  the  reported  amounts  of  assets  and  liabilities  and  their  tax  bases.  Deferred  tax  assets  are  reduced by a valuation allowance when,  in the opinion of management, it is more likely than not that some portion or  all  of  the  deferred  tax  assets  will  to  be  realized.  Deferred  tax  assets  and  liabilities  are  adjusted  for  the effects of changes in tax laws and rates on the date of enactment.

The  Company  applies  ASC  740,  which  requires  the  asset  and  liability  method  of  accounting  for  income taxes.  The  asset  and  liability  method  requires  that  the  current  or  deferred  tax  consequences  of  all  events recognized  in  the  financial  statements  are  measured  by  applying  the  provisions  of  enacted  tax  laws  to determine  the  amount  of  taxes  payable  or  refundable  currently  or  in  future  years.  Deferred  tax  assets  are reviewed  for  recoverability  and  the  Company  records  a  valuation  allowance  to  reduce  its  deferred  tax assets  when  it  is  more  likely  than  not  that  all  or  some  portion  of  the  deferred  tax  assets  will  not  be recovered

The  Company  adopted  ASC  740,  at  the  beginning  of  fiscal  year  2008.  This  interpretation  requires

recognition   and   measurement   of   uncertain   tax   positions   using   a   “more-likely-than-not”   approach,

requiring  the  recognition  and  measurement  of  uncertain  tax  positions.  The  adoption  of  ASC  740  had  no material impact on the Company’s financial statements.

SUMMIT DIGITAL, INC.

Notes to the Financial Statements

December 31, 2011 and 2010

NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

(CONTINUED)

Recent Accounting Pronouncements

The  Company  has  evaluated  recent  accounting  pronouncements  and  their  adoption  has  not  had  or  is  not expected to have a material impact on the Company’s financial position, or statements.

NOTE 2 - GOING CONCERN

The  Company's  financial  statements  are  prepared  using  generally  accepted  accounting  principles  in  the

United  States  of  America  applicable  to  a  going  concern  which  contemplates  the  realization  of  assets  and

liquidation  of  liabilities  in  the  normal  course  of  business.    The  Company  has  not  yet  established  an

ongoing  source  of  revenues  sufficient  to  cover  its  operating  costs  and  allow  it  to  continue  as  a  going

concern.    The  ability  of  the  Company  to  continue  as  a  going  concern  is  dependent  on  the  Company

obtaining  adequate  capital  to  fund  operating  losses  until  it  becomes  profitable.   If  the  Company  is  unable

to obtain adequate capital, it could be forced to cease operations.

In  order  to  continue  as  a  going  concern,  the  Company  will  need,  among  other  things,  additional  capital

resources.   Management's  plans  to  obtain  such  resources  for  the  Company  include  (1)  obtaining  capital from  management  and  significant  shareholders  sufficient  to  meet  its  minimal  operating  expenses,  and  (2)

seeking out and  completing a merger  with an  existing operating  company.   However,  management cannot

provide any assurances that the Company will be successful in accomplishing any of its plans.

The  ability  of  the  Company  to  continue  as  a  going  concern  is  dependent  upon  its  ability  to  successfully

accomplish   the  plans  described   in  the  preceding  paragraph  and   eventually   secure  other  sources  of

financing  and  attain  profitable  operations.    The  accompanying  financial  statements  do  not  include  any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2011 and 2010:

Office and cable/internet equipment

$ 175,000

$

175,000

Cable plant and head end assets

6,921

4,842

Total property and equipment

181,921

179,842

Less:  accumulated depreciation

(10,943)

(1,079)

Equals:  Property and equipment, net

$ 170,978

$

178,763

NOTE 4 - RELATED PARTY PAYABLE

Long  term  debt  represents  payable  to    Summit  Digital  Holdings,  Inc.  which  is  the  parent  company  of

Summit  Digital  Inc.  Summit  Digital  Inc.  is  a  wholly  owned  subsidiary  of  Summit  Digital  Holdings,  Inc.

Summit  Digital  Inc.  owed  $171,719  and  $161,422  at  December  31,  2011  and  2010  respectively  to

Summit Digital Holdings,  Inc.  These advances bear no interest, are uncollateralized and due on demand.

SUMMIT DIGITAL, INC.

Notes to the Financial Statements

December 31, 2011 and 2010

NOTE 5 – INCOME TAXES

The  calculation  of  the  Company’s  tax  provision  involves  the  application  of  complex  tax  rules  and regulations  in  multiple  jurisdictions  throughout  the  world.  The  Company  makes  estimates  and  judgments in  determining  income  tax  expense  for  financial  statement  purposes.  These  estimates  and  judgments  are made  in  the  calculation  of  tax  credits,  benefits  and  deductions,  and  in  the  calculation  of  certain  tax  assets and  liabilities  arising  from  differences  in  the  timing  of  recognition  of  revenue  and  expense  for  tax  and financial  statement  purposes,  as  well  as  tax  liabilities  associated  with  uncertain  tax  positions.  Significant changes  to  these  estimates  may  result  in  an  increase  or  a  decrease  to  the  Company’s  tax  provision  in  a subsequent period.

The Company recognizes the effect of income tax positions only when it is more likely than not that these positions will be sustained. Recognized income tax positions are measured at the largest amount that is more than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

Deferred tax assets and liabilities are recognized for temporary differences between financial statement and income tax bases of assets and liabilities.  Valuation allowances are provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

The Company considers future taxable income and ongoing prudent and feasible tax planning strategies in assessing the need for the valuation allowance. The Company uses the flow-through method to account for investment tax credits. Under this method, a credit is recognized as a reduction of income tax expense in the year the credit is utilized.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

The Company leases its office facilities under an operating lease on a month to month basis.

NOTE 7 – BUSINESS COMBINATION

Acquisitions  made  by  the  Company  are  accounted  for  under  the  purchase  method  of  accounting.  Under

this  method,   the   estimated   fair  value  of   assets  acquired   and   liabilities   assumed   and   the   results  of

operations of  the  acquired  business  are  included  in the Company’s financial  statements from  the  effective date of the acquisition.

NOTE 8 - GOODWILL

The Company evaluates the recoverability of goodwill annually in the fourth quarter or sooner if events or changes  in  circumstances  indicate  that  the  carrying  amount  may  not  be  recoverable.  When  the  Company determines  that  there  is  an  indicator  that  the  carrying  value  of  goodwill  may  not  be  recoverable,  the

Company  measures  impairment  based  on  estimates  of  future  cash  flows.  Impairment,  if  any,  is  measured based on an implied fair value model that determines the carrying value of goodwill.

NOTE 9 - SUBSEQUENT EVENTS

In accordance with ASC  855,  Company management reviewed  all material events through the date of  this filing, and there are no material subsequent events to report other than those reported.

INDEX TO UNAUDITED CONSOLIDATED PRO-FORMA FINANCIAL STATEMENTS

June 30, 2012 and December 31, 2011

Page

Introduction to Pro-Forma Financial Statements

F-51

Balance Sheets as at June 30, 2012, December 31, 2011

F-52

Statements of Operations for the six months ended June 30, 2012

F-53

Statements of Operations for the year ended December 31, 2011

F-55

Notes to Pro-Forma Financial Statements

F-56

INTRODUCTION TO UNAUDITED PRO-FORMA CONSOLIDATED

BALANCE SHEETS AND STATEMENTS OF OPERATIONS

June 30, 2012 and December 31, 2011

The following unaudited pro-forma consolidated balance sheets and statements of operations give effect to WWA Group Inc.’s (WWAG) purchase of all of the outstanding shares of Summit Digital Inc.

(Summit), pursuant to their July 12, 2012 share exchange agreement, and are based on the estimates and assumptions set forth below and in the notes to such statements which include pro-forma adjustments.

This pro-forma information has been prepared  utilizing the historical financial statements of WWAG and

Summit. This information should be read in conjunction with the historical financial statements and notes thereto. The pro-forma financial data has been included as required by the rules and regulations of the

Securities and Exchange Commission and is provided for comparative purposes only. The pro-forma financial data does not purport to be indicative of the results which actually would have been obtained if the purchase agreement had been effected on the date or dates indicated or of those results which may be obtained in the future.

The acquisition was accounted for as a recapitalization effected by a share exchange, wherein Summit

Digital is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their historical book value and  no goodwill has been recognized, as required by the rules and regulations of the SEC. The issued common stock is that of the Corporation, and the accumulated deficit is that of Summit Digital.

The unaudited pro-forma consolidated balance sheet set forth below represents the combined financial position of WWAG and  Summit as of June 30, 2012 and December 31, 2011, as if the reverse acquisition had occurred on those dates.  The unaudited pro-forma consolidated statements of operations set forth below represent the combined results of operations of  WWAG and  Summit, as if the reverse acquisition occurred on the first day of the periods presented therein.

UNAUDITED CONSOLIDATED PRO-FORMA BALANCE SHEETS

December 31, 2011

WWAG

Summit

Pro-forma

Pro-forma

Adjustments

Consolidated

Cash

$

49,010

$

1,963

$

-

$

50,973

Receivables, net

-

19,590

-

19,590

Prepaid Expenses

32,406

-

-

32,406

Other Current Assets

14,719

-

-

14,719

Property and Equipment, net

170,979

170,979

Goodwill

181,250

-

-

181,250

Total Assets

277,385

192,532

-

469,917

-

Accounts Payable

27,856

48,370

-

76,226

Accrued Expenses

170,563

-

-

170,563

Short Term Debt

361,840

-

-

361,840

Long Term Debt

-

171,719

-

171,719

Common Stock

22,592

99,000     (1)

121,592

Additional Paid in Capital

4,449,080

(4,749,299)     (1)

(300,219)

Retained Earnings

(4,650,299)

(27,557)

4,650,299     (1)

(27,557)

Non-controlling Interest

(104,247)

(104,247)

Total Liabilities and SE

$

277,385

$

192,532

$

-

$

469,917

(1)-WWAG issues 99,000,000 shares to Summit for 100% of Summit stock.

UNAUDITED CONSOLIDATED PRO-FORMA STATEMENTS OF OPERATIONS

December 31, 2011

WWAG

Summit

Pro-forma

Pro-forma

Adjustments

Consolidated

Net Revenues

$

-

$

434,971

$

-

$

434,971

Cost of Goods Sold

-

237,387

-

237,387

Gross Income

-

197,584

-

197,584

Operating Expenses

126,816

254,140

-

380,956

Loss from Operations

(126,816)

(56,556)

(183,372)

Other income (expense)

-

-

-

-

Interest expense

(1,644)

-

-

(1,644)

Interest income

68,541

-

-

68,541

Impairment of notes receivable

(1,711,003)

-

-

(1,711,003)

(2,475,661)

-

Loss on equity investment

(2,475,661)

Other income (expense)

(264,827)

8,020

-

(256,807)

Total Other income (expense)

(4,384,594)

8,020

-

(4,376,574)

Loss before provision for income

tax

(4,511,410)

(48,536)

-

(4,559,946)

Provision for income tax

-

-

-

-

Loss from continuing operations

(4,511,410)

(48,536)

-

(4,559,946)

Non-controlling loss

(12,111)

-

-

(12,111)

Loss for the year

$

(4,499,299)

$

(48,536)

$

-

$

(4,547,835)

UNAUDITED CONSOLIDATED PRO-FORMA BALANCE SHEETS

June 30, 2012

Pro-forma

Pro-forma

Consolidate

WWAG

Summit

Adjustments

d

Cash

$

2,725

$

19,766

$

-

$

22,491

Receivables, net

-

26,716

-

26,716

Other Current Assets

10

6,032

-

6,042

Property and

Equipment, net

-

169,622

-

169,622

Total Assets

2,735

222,136

-

224,871

Accounts Payable

-

63,042

-

63,042

Accrued Expenses

594

-

-

Long Term Debt

-

173,189

-

173,189

Common Stock

23,842

-

99,000     (1)

122,842

Additional Paid in

Capital

4,472,830

-

(4,593,531)     (1)

(120,701)

Retained Earnings

(4,494,531)

(14,095)

4,494,531     (1)

(14,095)

Total Liabilities and

SE

$

2,735

$

222,136

$

-

$

224,871

(1)-WWAG issues 99,000,000 shares to Summit for 100% of Summit stock.

UNAUDITED CONSOLIDATED PRO-FORMA STATEMENTS OF OPERATIONS

Six Months ended June 30, 2012

Pro-forma

Pro-forma

WWAG

Summit

Adjustments

Consolidated

Net Revenues

$

-

$

232,318

$

-

$

232,318

Cost of Goods Sold

-

100,946

-

100,946

Gross Income

-

131,372

-

131,372

Operating Expenses

66,926

117,911

-

184,837

-

Income (Loss) from Operations

(66,926)

13,461

-

(53,465)

-

Other income (expense)

-

Interest expense

-

-

-

-

Interest income

-

-

-

-

Impairment of notes receivable

-

-

-

-

Gain (loss) on equity investment

105,168

-

-

105,168

Other income (expense)

96,565

-

-

96,565

Total Other income (expense)

201,733

-

-

201,733

Income before for income taxes

134,807

13,461

-

148,268

Provision for income tax

-

-

-

-

Net Income

$

134,807

$

13,461

$

-

$

148,268

NOTES TO UNAUDITED CONSOLIDATED PRO-FORMA

BALANCE SHEETS AND STATEMENTS OF OPERATIONS

June 30, 2012 and December 31, 2011

The pro-forma consolidated financial statements do not purport to be indicative of the results which could actually have been obtained if the purchase agreement had been consummated on the date or dates indicated or which may be obtained in the future. The pro-forma adjustments were based on the preliminary information available at the time of the preparation of the unaudited pro-forma consolidated

financial information.   In addition, the unaudited pro-forma consolidated financial information gives effect only to the adjustments set forth in the accompanying notes and does not reflect any restructuring or acquisition related costs, or any potential cost savings or other synergies that management expects to

realize as a result of the acquisition.   The unaudited pro-forma consolidated financial information,

including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements attached to this Information Statement.

The adjustments to the unaudited pro-forma consolidated financial information as of  and  in connection with the proposed acquisition are presented below:

(1)   To record the acquisition of Summit Digital by WWA Group, Inc. as a recapitalization and to record the issuance of 99,000,000 shares of the Corporation’s common stock.

Exhibit A

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

OF

WWA GROUP, INC.

Pursuant  to  Section  78.320  of  the  Nevada  Revised  Statutes,  the  undersigned,  desiring  to  amend  the

Articles  of  Incorporation  (dated  the  12th  of  November  1996  and  amended  on  the  31st of  July  1997,  April

9,   1998,   and   August   8,   2003,   referred   to   herein   as   the   “Articles”)   of   WWA   Group,   Inc.   (the

“Corporation”), does hereby sign,  verify, and  deliver to the Office of the Secretary of State of Nevada this

Article of Amendment.

Pursuant to a unanimous written consent resolution of the board of directors dated July 12, 2012 and action taken by a majority of the stockholders in lieu of a meeting on September 15, 2012, the directors and stockholders of the Corporation approved the filing of a Certificate of Amendment to increase the number of authorized common shares par value $0.001 from 50,000,000 common shares par value $0.001 to 250,000,000 common shares par value $0.001.

THEREFORE, Article IV Capital of the Articles of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

“ARTICLE  IV

CAPITAL

The corporation shall have authority to issue Two Hundred and Fifty Million (250,000,000) common shares, one mil (0.001) par value.  There shall be only one class of authorized shares, to wit: common voting stock.  The common stock shall have unlimited voting rights provided in the Nevada Business

Corporation Act.

None of the shares of the corporation shall carry with them the pre-emptive right to acquire additional or other shares of the corporation. There shall be no cumulative voting of shares.”

The amendment to increase the number of authorized common shares was adopted by 12,204,925 shares,

or 51.2% %, of the 23,841,922 issued and outstanding shares of common stock entitled to approve such amendment.

The increase in the number of authorized common shares will be effective on November 12, 2012 upon the filing of this amendment to the Amended Articles of Incorporation of WWA Group, Inc. with the

Office of the Secretary of State of the State of Nevada.

DATED this 12th day of November, 2012.

Eric Montandon

Chief Executive Officer and Director